UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-04982

Heartland Group, Inc.

(Exact name of registrant as specified in charter)

789 N. Water Street, Suite 500, Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Vinita K. Paul, Vice President and Chief Compliance Officer

Heartland Group, Inc., 789 N. Water Street, Suite 500, Milwaukee, WI 53202

(Name and address of agent for service)

Ellen Drought, Godfrey & Kahn, S.C., 781 N. Water Street, Milwaukee, WI 53202

(With a copy to:)

Registrant’s telephone number, including area code: (414) 347-7777

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL

REPORT

December 31, 2014

Select Value Fund

Mid Cap Value Fund

Value Plus Fund

Value Fund

International Value Fund

TABLE OF CONTENTS

HEARTLAND SELECT VALUE FUND

Management’s Discussion of Fund Performance	1

HEARTLAND MID CAP VALUE FUND

Management’s Discussion of Fund Performance	3

HEARTLAND VALUE PLUS FUND

Management’s Discussion of Fund Performance	5

HEARTLAND VALUE FUND

Management’s Discussion of Fund Performance	7

HEARTLAND INTERNATIONAL VALUE FUND

Management’s Discussion of Fund Performance	9

THE HEARTLAND FAMILY OF EQUITY FUNDS

Additional Fund Characteristics	11

FINANCIAL STATEMENTS

Schedules of Investments	13
Schedule of Open Futures Contracts	20
Statements of Assets and Liabilities	21
Statements of Operations	22
Statements of Changes in Net Assets	23
Financial Highlights	25
Notes to Financial Statements	29

ADDITIONAL INFORMATION

Federal Income Tax Information	39
Expense Examples	39
Other Information	40
Board Review of Investment Advisory Agreement	41
Information Regarding Executive Officers & Directors	42
Definitions and Disclosures	44

A MESSAGE FROM OUR FOUNDER (UNAUDITED)

Newton’s Third Law:

For every action, there is an equal and opposite reaction.

Dear Fellow Shareholders,

The past year gave investors an up close view of Newton’s third law at work - put simply, nothing happens in a vacuum. While the law remains as true as when it was first discovered, it’s just as accurate that the perception of the action and reaction the physicist described all depends on your frame of reference.

As the charts below show, signs of continued economic growth are plentiful in the flood of statistics we scour. Jobless claims are down, interest rates are low and a gallon of gas is cheap, meaning there are more dollars to be spent elsewhere. On Main Street, there is a sense that things are moving in the right direction and confidence is on the upswing. On Wall Street, the scrutiny of the data and overall sentiment is different. What took so long for hiring to tick up? When will the Federal Reserve start to raise rates? And then there is oil. The sell-off in crude hurt performance for our portfolios, and raises uncertainty on the employment front given many of the jobs created in the past few years were a result of domestic drilling. With cratering oil prices, investors are left to gauge the impact an industry slowdown will have on hiring.

Source: U.S. Department of the Treasury, as of 12/31/2014	Source: Evercore ISI, 1/1/2010 to 12/1/2014
Past performance does not guarantee future results.	Past performance does not guarantee future results.

In 2015, we will be faced with more of the same type of questions. Will China’s landing be hard or soft? Will Europe sink into financial despondency? Is the U.S. inevitably coupled to other economies or can it thrive alone?

The answers are complex and nuanced, and we put great effort into understanding how potential outcomes will affect holdings. But macro events do not drive our investment discipline, as our focus is on company fundamentals. Though 2014 was a challenging year, we’re seeing encouraging signs as we apply our 10 Principles of Value InvestingTM. We are uncovering companies with reasonable valuations, strong balance sheets and earnings, and – even in the face of investor skepticism – management team confidence expressed in the form of insider buying. These are signals of opportunity. We will continue to rely on our disciplines as we have across market cycles for over 30 years.

We are grateful for your continued confidence in them and us.

Chairman, CIO and Portfolio Manager

HEARTLAND SELECT VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

U.S. equities continued their determined grind upward in 2014, shaking off macro-inspired investor fears along the way. The Heartland Select Value Fund Investor Class participated in the march higher albeit at a more muted pace than the Russell 3000® Value Index, returning 4.07% versus 12.70% for the year.

Stock selection in the Consumer Discretionary and Health Care areas was a key source of strength for the Fund. An overweight to Information Technology (IT) also bolstered returns. We intend to maintain a slight overweight to IT given strong catalysts such as the need for businesses to invest in IT infrastructure to replace aging systems. We view mobile devices, cloud computing, and bandwidth infrastructure as additional drivers in the industry.

An underweight to and stock selection within Financials also hindered relative performance for the year. A sizeable underweight to the solid performing group shaved 11 basis points off of relative performance. Rich valuations caused us to avoid the strong Diversified Financial Services industry while stock specific troubles in a single name accounted for more than half of the relative underperformance among Real Estate Investment Trusts (REITs) holdings.

Security choices among Energy names were the largest weak spot in the portfolio on a relative and absolute basis. Ample supply coupled with slackening global demand sent Energy on a downward spiral during the second half of the year and oil related issues into a tailspin. Four of the five leading detractors to portfolio performance were constituents of the battered sector. Adding to the relative performance challenges were the inclusion of two energy titans in the Russell 3000® Value Index. Exxon Mobil Corporation (XOM) and Chevron Corporation (CVX) account for almost 50% of the total industry exposure. While both names held up better than many of their counterparts in the benchmark, they did not meet our criteria of possessing a compelling catalyst to drive potential price appreciation, and, therefore, were not held in the Fund.

Although holdings in Energy served as a headwind during the last half of the year, we continue to take a judicious, bottom-up approach in determining whether each name continues to be suitable for inclusion in the Fund. For example, laggard Tidewater Inc. (TDW), despite its poor performance, continues to be attractive because the company remains an industry leader, profitable, and scores well against the 10 Principles of Value InvestingTM.

While a handful of holdings took the brunt of the pain from the sell-off in crude, depressed pricing of the commodity served as a tailwind for some of our other names. Commercial airline JetBlue (JBLU) saw its share price nearly double due to reduced overhead tied to lower fuel costs and a November announcement by the company of several initiatives that should improve profitability.

Our outlook is focused on the improving consumer and industrial fundamentals that are a key component of a broad, steady economic expansion. We believe the much discussed “tax break” associated with cheap energy may benefit moderate income households disproportionately. As such, catalysts dependent upon a reviving U.S. economy are prevalent in the portfolio.

CFA is a trademark owned by the CFA Institute.

1

HEARTLAND SELECT VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns as of December 31, 2014	Inception Date	Since Inception	Fifteen Years	Ten Years	Five Years	Three Years	One Year
Investor Class (HRSVX)	10/11/96	10.71%	10.98%	8.65%	11.79%	16.69%	4.07%
Institutional Class (HNSVX)	5/1/08	10.84	11.14	8.89	12.14	17.06	4.40
Russell 3000® Value Index	—	9.06	6.87	7.26	15.34	20.68	12.70
S&P 500 Index	—	8.17	4.24	7.67	15.45	20.41	13.69

Index Source: Standard & Poor’s, Russell® and FactSet Research Systems, Inc.

In the prospectus dated 5/1/14, the gross expense ratios for the Investor and Institutional Class are 1.20% and 0.88%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class “Net Annual Operating Expenses” at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Also, through 11/30/01, the Advisor voluntarily waived a portion of the Fund’s expenses. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION – 10/11/96 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: Standard & Poor’s, Russell® and FactSet Research Systems, Inc.

INVESTMENT GOAL

The Select Value Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture long-term capital appreciation through dynamic pursuit of value irrespective of market capitalization, making it compelling as a core holding. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

In addition to stocks of large companies, the Select Value Fund invests in small and mid-sized companies that are generally less liquid and more volatile than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	44
Net assets	$558 mil.
NAV (Investor Class)	$31.32
NAV (Institutional Class)	$31.25
Median market cap	$4.8 bil.
Weighted average market cap	$25.1 bil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

JetBlue Airways Corp.	4.4%
Boise Cascade Co.	4.3
Royal Caribbean Cruises, Ltd	3.8
United Stationers, Inc.	3.7
Digital Realty Trust, Inc.	3.4
Cisco Systems, Inc.	3.4
Triple-S Management Corp. (Class B)	3.2
Quest Diagnostics, Inc.	3.0
Principal Financial Group, Inc.	3.0
Capital One Financial Corp.	2.9

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/14.

2

HEARTLAND MID CAP VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

Market headlines continued to be dominated by caution, with a prevailing fear that interest rate volatility and falling oil prices will prompt a global slowdown. Given the outsized influence of macro concerns on the markets, the Russell Midcap®Value Index proved to be a tough benchmark to beat.

While top-down sentiment held sway over the benchmark in 2014, the Mid Cap Value Fund Investor Class returned 1.61% since its inception of 10/31/14. The Index returned 2.54% during the same period. Consumer stocks were the primary contributors to performance. A bias toward smaller companies and names in the Energy sector held back relative results.

Royal Caribbean Cruises Ltd. (RCL), added 51 basis points (bps) on a relative basis. The operator of a fleet of luxury cruise ships had a strong year and continued to push higher in the late stages of 2014. The company benefited from lower fuel costs and improving consumer confidence, which we expect will translate to stronger sales. The industry as a whole is seeing strong demand from China, a new market for cruise ships. Among Consumer Staples names, Dean Foods Company (DF) was a standout adding 64 bps to absolute performance. We continue to like the milk processor because we believe it will benefit from a drop in raw milk prices, an improving balance sheet and competitive advantages related to its significant network of refrigerated delivery trucks. Additionally, the company has made strides in cost cutting and could see further savings as it pares down its network of third-party suppliers.

Larger-caps in the benchmark generally outperformed smaller, likely caused by widespread risk aversion. As the table below depicts, the highest returns during the period were achieved by the larger names. Since the Fund is more heavily invested in smaller-caps on a relative basis, performance was hampered. Positive specific stock selection wasn’t enough to offset investor preference for larger names.

Performance Disparity Across Market Cap Spectrum

Market Cap Range ($ in Millions)	Portfolio Average Weight	Benchmark Average Weight	Benchmark Total Return	Allocation Effect
MC Decile 1: 16557.5 - 30436.2	5.63%	25.31%	3.83%	-0.26%
MC Decile 2: 11650.4 - 16554.1	11.45	17.76	4.23	-0.11
MC Decile 3: 8953.6 - 11481.3	9.68	13.21	1.76	0.03
MC Decile 4: 7097.2 - 8891.2	4.05	10.82	3.44	-0.08
MC Decile 5: 5693.7 - 7073.0	11.72	7.63	-0.13	-0.09
MC Decile 6: 4929.2 - 5692.1	1.65	6.70	0.18	0.11
MC Decile 7: 4159.3 - 4899.7	7.46	5.69	0.39	-0.04
MC Decile 8: 3450.4 - 4136.8	8.30	5.31	1.12	-0.04
MC Decile 9: 2803.8 - 3449.2	9.12	4.37	1.32	-0.04
MC Decile 10: 245.0 - 2797.5	30.93	3.21	-1.30	-1.04
Total	100.00	100.00	2.40	-1.57

Source: FactSet Research Systems Inc. Holding data as of: Mid Cap Value Fund 11/3/2014 through 12/30/2014, Russell Midcap® Value Index 11/4/2014 through 12/31/2014. Benchmark represented by Russell Midcap® Value Index. Market Capitalization for each security is determined at the beginning of the period. Past performance does not guarantee future results.

Relative results were also hampered by declining oil and natural gas prices. The effect of the sell-off in Energy was amplified by our slight overweight to the sector. In total, allocation decisions and stock selection in this sector combined to shave 168 bps from relative returns. Similarly, the lack of exposure to Real Estate Investment Trusts (REITs) and Utilities hurt. Investors have continued to chase yield and bid up both areas to valuations we believe are unwarranted and unsustainable.

Overall, our view for the U.S. economy remains positive and we are invested accordingly. Time will tell, but our conviction is that the fears of investors are excessive. We believe that eventually macro-driven calls will loosen their grip on investor sentiment and good companies with sound valuations and compelling catalysts will generate greater appreciation over time.

CFA is a trademark owned by the CFA Institute.

3

HEARTLAND MID CAP VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since
as of December 31, 2014	Date	Inception*
Investor Class (HRMDX)	10/31/14	1.61%
Institutional Class (HNMDX)	10/31/14	1.73
Russell Midcap® Value Index	—	2.54

Index Source: Russell® and FactSet Research Systems, Inc.

*Not Annualized.

In the prospectus dated 10/31/14, the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Investor and Institutional Class are 1.25% and 0.99%, respectively. The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses do not exceed 1.25% of the Fund’s average net assets for the Investor Class and 0.99% for the Institutional Class of the Fund’s average daily net assets, through at least October 31, 2017, and subject thereafter to annual reapproval of the agreement by the Board of Directors. Without such waiver and/or reimbursements, the Total Annual Fund Operating Expenses would be 1.99% and 1.74% for the Investor and Institutional Class, respectively. As of the date of this report, the Total Annual Fund Operating Expense ratio is 9.62% and 9.36% for the Investor and Institutional Class, respectively without such waiver and/or reimbursement.

Past performance does not guarantee future results. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION – 10/31/14 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

INVESTMENT GOAL

The Mid Cap Value Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Mid Cap Value Fund seeks long-term capital appreciation by investing in businesses with market capitalizations between $2 and $15 billion and emphasizes dividend paying companies. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Mid Cap Value Fund invests in a smaller number of stocks (generally 30 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Directors may determine to liquidate the Fund. There is no assurance that dividend paying stocks will mitigate volatility. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents and futures)	49
Net assets	$4 mil.
NAV (Investor Class)	$10.13
NAV (Institutional Class)	$10.15
Median market cap	$4.5 bil.
Weighted average market cap	$6.6 bil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Quest Diagnostics, Inc.	4.0%
Reinsurance Group of America, Inc.	3.4
Digital Realty Trust, Inc.	3.3
First Horizon National Corp.	3.3
Popular, Inc.	3.1
Royal Caribbean Cruises, Inc.	3.0
Bunge, Ltd.	2.8
SunTrust Banks, Inc.	2.7
Endurance Specialty Holdings, Ltd.	2.7
Principal Financial Group, Inc.	2.6

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/14.

4

HEARTLAND VALUE PLUS FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

A late rush into small-cap stocks lifted the Russell 2000® Value Index to a return of 4.22% for the year. The Heartland Value Plus Fund Investor Class was down 2.70% during the same period. The near freefall in energy prices as well as a lack of exposure to Real Estate Investment Trusts (REITs) proved particularly costly to the Fund’s relative performance. However, holdings in other sectors helped offset some of the negative results.

Our overweight to Energy hurt as oil plunged during the second half of the year. While we deliberately positioned our exposure toward natural gas, our names were swept down by the sell-off in crude. For reasons illustrated in the chart below, we believe depressed oil and gas prices are a temporary exception and not the long-term rule. As such, we have taken the drop as an opportunity to upgrade our holdings and reallocate resources to what we believe are the most promising. For example, we’ve added to WPX Energy, Inc. (WPX), an Oklahoma-based oil and gas producer with a new CEO who has a track record of homing in on high-return projects. Since he took over, WPX has sold three non-core assets and exited a costly significant natural gas production contract. The company is also attractive because we believe it has one of the best hedge profiles for 2015 oil and gas production providing protection to cash flows for the year ahead.

Understanding the Economics of Oil Prices
Global Supply/Demand: Annual Estimate, Millions of Barrels per Day

Source: International Energy Agency and Bernstein Research estimates as of 11/17/2014,

“Why Oil Prices Won’t Stay Low Forever,” Institutional Investor, 11/26/2014.

Annual estimate for a full year cycle. Production decline due to natural deterioration of producing fields.

New supply required based on production decline and demand growth.

Numbers may not add up due to rounding.

Past performance does not guarantee future results.

Our underweight to Financials, the top-contributor to benchmark performance, held back results. In this case, our lack of participation in REITs accounted for more than a third of the Fund’s relative shortfall. In a scramble for yield, investors have bid up property managers to valuations we believe are unwarranted and unsustainable. As a group, the trusts are trading at nearly 20x enterprise value-to-earnings before interest, taxes, depreciation and amortization* (EV/EBITDA), a level we find difficult to justify.

The Semiconductor industry proved fertile ground for the Fund with individual names and a near double weight combining to add 123 basis points (bps) relative to the benchmark. Cypress Semiconductor Corp. (CY) bolstered results after it announced it had agreed to a merger of equals that investors viewed as accretive to the proposed combined entity. IT Services was another area of strength during the year.

Despite Industrials being a laggard in 2014, stock selection helped offset some of the harm caused by being overweight. Trading companies and Construction and Engineering stocks were key areas where we were able to generate positive returns versus the benchmark. We harvested gains in GATX Corp. (GMT), a rail car leasor that benefited from increased shipping demand.

We are disappointed by the Fund’s 2014 performance, but as bottom-up stock pickers we also know that this is not the time to follow trends dictated by a macro environment. Instead, we believe it best to stick to our discipline of fundamental analysis and maintain a keen focus on the next earnings report, the next balance sheet, and the next management team call.

*Real Estate Investment Trusts in the S&P Composite 1500 Index, which is not the Fund’s benchmark
CFA is a registered trademark owned by the CFA Institute.

5

HEARTLAND VALUE PLUS FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Twenty	Fifteen	Ten	Five	Three	One
as of December 31, 2014	Date	Inception	Years	Years	Years	Years	Years	Year
Investor Class (HRVIX)	10/26/93	11.08%	11.77%	10.86%	8.27%	12.07%	13.29%	-2.70%
Institutional Class (HNVIX)	5/1/08	11.18	11.88	11.00	8.47	12.38	13.59	-2.45
Russell 2000® Value Index	—	10.32	10.95	10.23	6.89	14.26	18.29	4.22
Russell 2000® Index	—	9.08	9.63	7.38	7.77	15.55	19.21	4.89

Index Source: Russell® and FactSet Research Systems, Inc.

In the prospectus dated 5/1/14, the gross expense ratios for the Investor and Institutional Class are 1.14% and 0.84%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION – 10/26/93 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

INVESTMENT GOAL

The Value Plus Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Value Plus Fund seeks to capture the long-term capital appreciation of small-cap stocks, while potentially mitigating volatility by focusing on dividend- paying companies. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Value Plus Fund invests in small companies that generally are less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 70) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	71
Net assets	$2.8 bil.
NAV (Investor Class)	$31.66
NAV (Institutional Class)	$31.57
Median market cap	$1.0 bil.
Weighted average market cap	$1.4 bil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Granite Construction, Inc.	3.1%
Regis Corp.	2.7
Federal Signal Corp.	2.7
Intrepid Potash, Inc.	2.7
Brady Corp. (Class A)	2.6
Chico’s FAS, Inc.	2.6
Associated Banc-Corp.	2.4
Dean Foods Company	2.3
Universal Forest Products, Inc.	2.2
Quanex Building Products, Inc.	2.1

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/14.

6

HEARTLAND VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

Investors took a renewed interest in small-caps during the fourth quarter, driving the Russell 2000® Value Index to return 4.22% for the year. The Heartland Value Fund Investor Class was up 2.22% during the same period despite significant exposure to the dismal Energy sector and an underweight to the benchmark’s top-contributor, Financials. Strong stock picking throughout the portfolio and an overweight to Health Care buoyed results.

The Fund benefited from stock selection in seven of eight sectors in which we had investments. Holdings in Industrials, Consumer Staples and Information Technology (IT) led the way on the upside. Additionally, a more than triple average weight to the benchmark in Health Care added 126 basis points (bps) to relative performance.

In Industrials, portfolio constituents in the Aerospace & Defense industry were particularly strong as were names in the Electrical Equipment space. IT holding InterDigital Inc. (IDCC), which holds numerous mobile wireless patents, was a solid contributor based on a favorable outcome in a patent infringement case it had initiated and the expectation more successful claims were on the horizon. We continue to find opportunities in this space due to company-specific factors and several overarching catalysts. Specifically, we like the focus on efficient use of capital brought on by scrutiny from institutional investors. We also see favorable trends in computing that will require investments in new equipment. Finally, we believe that small-cap players in the industry may be attractive acquisition targets for larger firms looking to boost sales volume.

While stock selection was largely positive, the Fund gave back all of the relative outperformance it generated during the first three quarters of 2014. Our overweight to Energy proved to be a drag as crude took a fall over the final 12 weeks of the year, as illustrated in the chart below.

Oil Prices (U.S. Dollar per Barrel)

Source: Bloomberg L.P., 8/15/2014 to 12/31/2014
Past performance does not guarantee future results.

During the past several months, we have lightened our Energy exposure; however, our trimming failed to insulate us from the pain brought on by a 45% plunge in oil prices during the back half of the year. Likewise, our significant underweight to Real Estate Investment Trusts (REITs) detracted from performance. Investors have continued to chase yield and bid up property managers to valuations we believe are unwarranted and unsustainable.

Looking ahead, we are encouraged by general economic releases of late which support our view of sustained economic growth. Additionally, we believe lower fuel costs are a meaningful boost to the spending power of domestic consumers and will serve as reinforcement to a steadily growing economy.

As always, all of our buy and sell decisions are being made based on our 10 Principles of Value InvestingTM. Over the long-term, this value approach has produced above average investment results, and we believe with continued patience it will again.

CFA is a trademark owned by the CFA Institute.

7

HEARTLAND VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Twenty-Five	Ten	Five	Three	One
as of December 31, 2014	Date	Inception	Years	Years	Years	Years	Year
Investor Class (HRTVX)	12/28/84	12.67%	12.39%	6.46%	11.65%	15.41%	2.22%
Institutional Class (HNTVX)	5/1/08	12.72	12.45	6.61	11.85	15.60	2.38
Russell 2000® Value Index	—	11.57	11.11	6.89	14.26	18.29	4.22
Russell 2000® Index	—	10.30	9.75	7.77	15.55	19.21	4.89

Index Source: Russell® and FactSet Research Systems, Inc.

In the prospectus dated 5/1/14, the gross expense ratios for the Investor and Institutional Class are 1.08% and 0.91%, respectively. The Advisor has voluntarily agreed to waive fees and/ or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION – 12/28/84 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

INVESTMENT GOAL

The Value Fund seeks long-term capital appreciation by investing in small companies.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The small and micro-cap segment of the stock market is robust with thousands of publicly traded issues, many of which lack traditional Wall Street research coverage. Thus, we believe this market is often inefficient, mispricing businesses and offering opportunities for fundamental research-minded investors such as Heartland. The Value Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Value Fund invests primarily in small companies selected on a value basis. Such securities generally are more volatile and less liquid than those of larger companies and there is risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents and options)	132
Net assets	$1.2 bil.
NAV (Investor Class)	$43.73
NAV (Institutional Class)	$44.39
Median market cap	$317 mil.
Weighted average market cap	$700 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Interdigital, Inc.	2.8%
ePlus, Inc.	2.3
The Ensign Group, Inc.	2.3
Federal Signal Corp.	2.0
Cambrex Corp.	1.9
Murphy USA Inc.	1.8
Unit Corp.	1.8
Fukuda Denshi Co., Ltd.	1.8
Lydall, Inc.	1.7
Newpark Resources, Inc.	1.7

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/14.

8

HEARTLAND INTERNATIONAL VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

The Heartland International Value Fund closely tracked the Russell Global® ex-U.S. Small Cap Value Index for the year. The benchmark lost 3.33% while the Fund was down 3.76%.

Stock selection in Consumer Discretionary and Information Technology (IT) were areas of strength. Holdings in Financials also bolstered relative performance and overcame the negative impact of an underweight to that area. Currency hedges to the Japanese Yen and Euro, which were detractors in the first half of the year, ended up contributing 366 basis points (bps). At the IT industry level, Instrument and Component makers were particularly strong and added 157 bps on a relative basis. China-based Wasion Group Holdings Ltd. (3393 HK), a manufacturer of smart meters and energy measurement equipment, generated the majority of upside in the group. We like the company because we believe its products are critical to the development of a state-of-the-art, reliable electrical grid in China. As such, we think the importance of the company’s products insulate it from a reduction in sales caused by an economic slowdown.

On a region basis, our investments in Asia provided a tailwind versus the benchmark. Names in Japan and Hong Kong combined to add nearly 295 bps in relative strength. Japan continues to be our largest exposure at a country level. We are looking past the lackluster headline figures on the country’s economy and instead see promising trends. For example, average individual wages are down in Japan but what is masked by the headline is the fact that more individuals are working and the ratio of open positions to job applicants is increasing as illustrated below. We believe this rise in unfilled positions will translate into upward wage pressure and eventually result in higher household income.

Ratio of Jobs to Applicants Looks Promising in Japan

Source: Bloomberg, L.P., 1/31/2009 to 11/30/2014, seasonally adjusted

Other regions in which we are invested didn’t fare as well. In Europe, names in Ukraine and Germany combined to shave 321 bps comparatively.

Investments in Consumer Staples companies hurt relative returns where holdings in the Food Products industry accounted for the majority of the weakness. A modest underweight to Materials helped offset some underperformance caused by stock specific issues in the group. Industrial names in the portfolio also struggled as concerns of a slowing economy outside of the U.S. dampened investor enthusiasm for the group.

While the global economic outlook is uninspiring on a general basis, our bottom-up analysis continues to uncover what we believe are undervalued gems. Europe remains an underweight in our portfolio, but, as downward pressure on stock prices continues, we have identified several watch list candidates that may become portfolio holdings in the months ahead.

9

HEARTLAND INTERNATIONAL VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Three	One
as of December 31, 2014	Date	Inception	Years	Year
Investor Class (HINVX)	10/1/10	2.85%	11.04%	-3.76%
Russell Global® ex-U.S. Small Cap Value Index	—	5.88	11.11	-3.33
MSCI AC World Index ex USA Small Cap Value	—	5.24	11.54	-4.49

Index Source: Russell®, MSCI and FactSet Research Systems, Inc.

In the prospectus dated 5/1/14, the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Fund is 1.49%. The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses do not exceed 1.49% of the Fund’s average daily net assets, through at least May 1, 2016, and subject thereafter to annual reapproval of the agreement by the Board of Directors. Without such waiver and/or reimbursements, the Total Annual Fund Operating Expenses would be 2.00%. As of the date of this report, the Total Annual Fund Operating Expense ratio is 1.76% without such waiver and/or reimbursement.

Past performance does not guarantee future results. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 90 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. Performance data quoted for periods prior to 10/1/13 for the International Value Fund is that of the Predecessor Fund, which commenced operations on 10/1/10. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com.

On May 1, 2014, the International Value Fund’s benchmark changed from the MSCI AC World Index ex USA Small Cap Value to the Russell Global® ex-U.S. Small Cap Value Index. The primary reason for the change is this benchmark’s definition of value is based on the fundamental attributes of individual securities, which better aligns with the Fund’s investment strategy.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION – 10/1/10 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

INVESTMENT GOAL

The International Value Fund seeks long-term capital appreciation with modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The International Value Fund seeks long-term capital appreciation by investing in small- and mid-cap international companies, with an emphasis on dividends. The Fund utilizes the Advisor’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The International Value Fund invests primarily in small foreign companies selected on a value basis. Such securities generally are more volatile and less liquid than those of larger companies. Foreign securities have additional risk, including but not limited to, exchange rate changes, political and economic upheaval, and relatively low market liquidity. These risks are magnified in emerging markets. There is no assurance that dividend-paying stocks will mitigate volatility. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Directors may determine to liquidate the Fund. Value investments are subject to the risk that their intrinsic values may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents and futures)	42
Net assets	$29 mil.
NAV	$9.77
Median market cap	$534 mil.
Weighted average market cap	$1.2 bil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Keck Seng Investments	4.8%
Wasion Group Holdings, Ltd.	4.8
Nippon Seiki Co., Ltd.	4.7
Mirae Asset Securities Co., Ltd.	4.2
Bombardier, Inc. (Class B)	4.1
Fukuda Denshi Co., Ltd.	3.7
Kurita Water Industries, Ltd.	3.6
Daekyo Co.	3.3
Reitmans LTD	2.9
Banco ABC Brasil SA	2.8

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/14.

10

THE HEARTLAND FAMILY OF EQUITY FUNDS

ADDITIONAL FUND CHARACTERISTICS (UNAUDITED)

MARKET CAP SEGMENTATION – % OF EQUITY INVESTMENTS

The Heartland Funds are managed according to our time-tested, value-driven philosophy. The core of this is outlined by Heartland’s trademarked 10 Principles of Value Investing™. We believe this process—which places emphasis on identifying a catalyst—may limit downside risk relative to other equity investment strategies, while providing an opportunity for upside capital appreciation.

What distinguishes each Heartland Fund is the size of the companies on which each Fund’s portfolio management team focuses. The following table summarizes the market capitalization of each of the Heartland Funds on December 31, 2014.

	SELECT	MID CAP	VALUE	VALUE	INTERNATIONAL
	VALUE FUND	VALUE FUND	PLUS FUND	FUND	VALUE FUND
Micro-Cap Holdings – $0 - $300 million	0.0%	0.0%	2.0%	34.1%	21.2%
Small-Cap Holdings – $300 million - $2 billion	35.8	13.6	76.8	60.6	17.7
Mid-Cap Holdings – $2 - $15 billion	28.7	75.6	21.2	5.3	61.1
Large-Cap Holdings – Greater than $15 billion	35.5	10.8	0.0	0.0	0.0
Total	100.0%	100.0%	100.0%	100.0%	100.0%

SECTOR ALLOCATION – % OF TOTAL INVESTMENTS (EXCLUDES COLLATERAL FROM SECURITIES LOANED)

The following table summarizes the sector classifications of each of the Heartland Funds as of December 31, 2014. These sectors represent groupings of industry classifications.

	SELECT	MID CAP	VALUE	VALUE	INTERNATIONAL
	VALUE FUND	VALUE FUND	PLUS FUND	FUND	VALUE FUND
Consumer Discretionary	7.2%	8.7%	11.3%	10.8%	22.3%
Consumer Staples	2.8	5.8	2.3	1.9	2.5
Energy	9.5	3.8	7.1	6.7	2.0
Financials	24.5	30.8	19.3	15.0	15.8
Health Care	11.8	8.3	3.8	15.6	10.5
Industrials	16.3	14.2	28.0	24.6	18.0
Information Technology	13.3	15.7	15.2	15.1	7.8
Materials	11.8	7.2	11.8	6.2	10.0
Telecommunication Services	2.3	0.0	0.0	0.0	0.0
Utilities	0.0	0.0	0.0	0.0	1.8
Short-Term Investments	0.5	5.5	1.2	4.1	9.3
Total	100.0%	100.0%	100.0%	100.0%	100.0%

Portfolio holdings, statistics and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Investments purchased with cash collateral from securities loaned, if any, are excluded from these tables.

11

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12

FINANCIAL STATEMENTS

SELECT VALUE FUND – SCHEDULE OF INVESTMENTS

December 31, 2014

	SHARES	VALUE
COMMON STOCKS (99.5%)
Airlines (4.4%)
JetBlue Airways Corp.(a)	1,537,186	$24,379,770

Automobiles (0.5%)
Ford Motor Co.	195,360	3,028,080

Building Products (2.3%)
Universal Forest Products, Inc.	238,147	12,669,420

Capital Markets (2.7%)
The Bank of New York Mellon Corp.	376,623	15,279,595

Chemicals (3.2%)
LSB Industries, Inc.(a)	221,615	6,967,576
The Mosaic Co.	237,057	10,821,652
		17,789,228

Commercial Banks (9.8%)
BB&T Corp.	330,516	12,853,767
Boston Private Financial Holdings, Inc.	931,827	12,551,710
First Interstate BancSystem, Inc. (Class A)	304,048	8,458,615
The PNC Financial Services Group, Inc.	166,441	15,184,412
Zions Bancorporation	202,997	5,787,445
		54,835,949

Commercial Services & Supplies (5.7%)
The ADT Corp.	308,844	11,189,418
United Stationers, Inc.	494,112	20,831,762
		32,021,180
Communications Equipment (4.9%)
ADTRAN, Inc.	382,871	8,346,588
Cisco Systems, Inc.	672,992	18,719,272
		27,065,860
Construction & Engineering (1.8%)
KBR, Inc.	584,440	9,906,258

Consumer Finance (2.9%)
Capital One Financial Corp.	199,148	16,439,667

Diversified Telecommunication Services (2.3%)
AT&T, Inc.	386,402	12,979,243

Electronic Equipment & Instruments (2.6%)
Fabrinet(a)	831,132	14,744,282

Energy Equipment & Services (4.5%)
Baker Hughes, Inc.	85,717	4,806,152
Tidewater, Inc.	389,141	12,612,060
Unit Corp.(a)	229,811	7,836,555
		25,254,767

Food Products (2.8%)
Bunge, Ltd.	173,881	15,807,522

Health Care Providers & Services (6.2%)
Quest Diagnostics, Inc.	252,430	16,927,956
Triple-S Management Corp. (Class B)(a)	748,454	17,895,535
		34,823,491

Hotels, Restaurants & Leisure (3.8%)
Royal Caribbean Cruises, Ltd.	254,374	20,968,049

Insurance (3.0%)
Principal Financial Group, Inc.	323,765	16,816,354

IT Services (1.2%)
Teradata Corp.(a)	152,047	6,641,413

Machinery (0.6%)
Oshkosh Corp.	63,470	3,087,816

Metals & Mining (4.4%)
Haynes International, Inc.	236,642	11,477,137
RTI International Metals, Inc.(a)	507,696	12,824,401
		24,301,538

Oil, Gas & Consumable Fuels (4.9%)
Devon Energy Corp.	200,000	12,242,000
Hess Corp.	81,418	6,010,277
Scorpio Tankers, Inc.	1,053,530	9,155,175
		27,407,452

Paper & Forest Products (4.3%)
Boise Cascade Co.(a)	639,642	23,762,700

Pharmaceuticals (5.6%)
Pfizer, Inc.	472,295	14,711,989
Teva Pharmaceutical Industries, Ltd. (ADR)	282,717	16,259,055
		30,971,044

Real Estate Investment Trusts (REITs) (4.4%)
Digital Realty Trust, Inc.	289,634	19,202,734
Franklin Street Properties Corp.	457,258	5,610,556
		24,813,290
Road & Rail (1.6%)
Ryder System, Inc.	93,924	8,720,843

Semiconductors (4.7%)
Photronics, Inc.(a)	1,604,723	13,335,248
Teradyne, Inc.	641,043	12,686,241
		26,021,489

Specialty Retail (2.9%)
Murphy USA, Inc.(a)	237,624	16,362,789

Thrifts & Mortgage Finance (1.5%)
Washington Federal, Inc.	389,900	8,636,285

TOTAL COMMON STOCKS
(Cost $440,195,183)		$555,535,374

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (0.5%)
Time Deposits (0.5%)
JPMorgan Chase (Nassau)(b)(c)	0.03%	$2,746,930	$2,746,930

TOTAL SHORT-TERM INVESTMENTS (Cost $2,746,930)			$2,746,930

TOTAL INVESTMENTS - (100.0%) (Cost $442,942,113)			$558,282,304
OTHER ASSETS AND LIABILITIES, NET - (0.0%)(d)			(145,967)
TOTAL NET ASSETS - (100.0%)			$558,136,337

The accompanying Notes to Financial Statements are an integral part of these Statements.

13

MID CAP VALUE FUND – SCHEDULE OF INVESTMENTS

December 31, 2014

	SHARES	VALUE
COMMON STOCKS (95.7%)
Auto Components (1.3%)
Autoliv, Inc.	424	$44,995

Beverages (1.0%)
Molson Coors Brewing Co. (Class B)	483	35,993

Building Products (1.5%)
Owens Corning	1,518	54,360

Chemicals (2.3%)
Olin Corp.	3,676	83,702

Commercial Banks (13.2%)
First Horizon National Corp.	8,787	119,328
Huntington Bancshares, Inc.	7,477	78,658
Popular, Inc.(a)	3,287	111,922
SunTrust Banks, Inc.	2,369	99,261
Zions Bancorporation	2,551	72,729
		481,898

Commercial Services & Supplies (7.0%)
Brady Corp. (Class A)	2,954	80,762
The ADT Corp.	2,347	85,032
United Stationers, Inc.	2,132	89,885
		255,679

Communications Equipment (1.6%)
Brocade Communications Systems, Inc.	4,993	59,117

Computers & Peripherals (2.1%)
Diebold, Inc.	2,229	77,213

Containers & Packaging (3.9%)
Avery Dennison Corp.	1,252	64,954
Bemis Co., Inc.	1,674	75,681
		140,635

Electrical Equipment (1.8%)
Regal-Beloit Corp.	868	65,274

Electronic Equipment & Instruments (4.2%)
Avnet, Inc.	1,660	71,413
AVX Corp.	5,792	81,088
		152,501

Energy Equipment & Services (1.5%)
Unit Corp.(a)	1,627	55,481

Food Products (4.9%)
Bunge, Ltd.	1,117	101,546
Dean Foods Co.	3,970	76,939
		178,485

Health Care Providers & Services (8.4%)
Health Net, Inc.(a)	1,141	61,078
Humana, Inc.	217	31,168
Owens & Minor, Inc.	1,987	69,763
Quest Diagnostics, Inc.	2,163	145,051
		307,060
Hotels, Restaurants & Leisure (3.0%)
Royal Caribbean Cruises, Ltd.	1,337	110,209

Insurance (12.1%)
Assurant, Inc.	546	37,363
Endurance Specialty Holdings, Ltd.	1,637	97,958
Principal Financial Group, Inc.	1,835	95,310
Reinsurance Group of America, Inc.	1,404	123,018
Symetra Financial Corp.	3,811	87,844
		441,493

IT Services (6.7%)
ManTech International Corp. (Class A)	2,093	63,271
Science Applications International Corp.	887	43,933
Teradata Corp.(a)	1,631	71,242
The Western Union Co.	3,651	65,390
		243,836
Leisure Equipment & Products (1.0%)
Mattel, Inc.	1,140	35,277

Machinery (1.5%)
Joy Global, Inc.	1,129	52,521

Metals & Mining (1.1%)
Alcoa, Inc.	2,609	41,196

Oil, Gas & Consumable Fuels (2.3%)
Ultra Petroleum Corp.(a)	6,425	84,553

Professional Services (1.5%)
The Dun & Bradstreet Corp.	450	54,432

Real Estate Investment Trusts (REITs) (4.8%)
Digital Realty Trust, Inc.	1,819	120,600
Sun Communities, Inc.	913	55,200
		175,800

Software (1.3%)
CA, Inc.	1,507	45,888

Specialty Retail (3.6%)
Abercrombie & Fitch Co. (Class A)	874	25,031
Murphy USA, Inc.(a)	843	58,049
Staples, Inc.	2,610	47,293
		130,373

Thrifts & Mortgage Finance (1.0%)
Washington Federal, Inc.	1,646	36,459

Trading Companies & Distributors (1.1%)
Finning International, Inc. (CAD)(e)	1,876	40,740

TOTAL COMMON STOCKS
(Cost $3,421,467)		$3,485,170

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (5.6%)
Time Deposits (5.6%)
JPMorgan Chase (Nassau)(b)(c)	0.03%	$204,179	$204,179

TOTAL SHORT-TERM INVESTMENTS (Cost $204,179)			$204,179
TOTAL INVESTMENTS - (101.3%) (Cost $3,625,646)			$3,689,349
OTHER ASSETS AND LIABILITIES, NET - (-1.3%)			(46,710)
TOTAL NET ASSETS - (100.0%)			$3,642,639

The accompanying Notes to Financial Statements are an integral part of these Statements.

14

VALUE PLUS FUND – SCHEDULE OF INVESTMENTS

December 31, 2014

	SHARES	VALUE
COMMON STOCKS (98.9%)
Building Products (4.3%)
Quanex Building Products Corp.(f)	3,175,000	$59,626,500
Universal Forest Products, Inc.(f)	1,150,000	61,180,000
		120,806,500
Capital Markets (2.0%)
FXCM, Inc. (Class A)	750,000	12,427,500
Janus Capital Group, Inc.	2,700,000	43,551,000
		55,978,500
Chemicals (6.4%)
Intrepid Potash, Inc.(a)(f)	5,393,101	74,856,242
OM Group, Inc.	1,000,000	29,800,000
Tronox, Ltd. (Class A)	1,800,000	42,984,000
Zep, Inc.(f)	2,200,000	33,330,000
		180,970,242
Commercial Banks (15.7%)
Associated Banc-Corp.	3,650,000	67,999,500
Berkshire Hills Bancorp, Inc.	1,150,000	30,659,000
Capital Bank Financial Corp. (Class A)(a)	600,000	16,080,000
Centerstate Banks, Inc.(f)	1,575,000	18,758,250
First Horizon National Corp.	1,750,000	23,765,000
Glacier Bancorp, Inc.	1,100,000	30,547,000
Independent Bank Corp.	900,000	38,529,000
Old National Bancorp	4,000,000	59,520,000
Renasant Corp.(f)	900,000	26,037,000
TCF Financial Corp.	2,000,000	31,780,000
Umpqua Holdings Corp.	3,400,000	57,834,000
Union Bankshares Corp.	1,582,587	38,108,695
		439,617,445
Commercial Services & Supplies (2.9%)
Brady Corp. (Class A)(f)	2,700,000	73,818,000
Quad/Graphics, Inc.	340,005	7,806,515
		81,624,515
Communications Equipment (2.7%)
Acacia Research Corp.	1,350,000	22,869,000
Black Box Corp.(f)	1,084,336	25,915,630
InterDigital, Inc.	500,000	26,450,000
		75,234,630
Construction & Engineering (3.3%)
Comfort Systems USA, Inc.	329,100	5,634,192
Granite Construction, Inc.(f)	2,300,000	87,446,000
		93,080,192
Containers & Packaging (1.4%)
Greif, Inc. (Class A)	825,000	38,964,750

Diversified Consumer Services (2.7%)
Regis Corp.(a)(f)	4,600,000	77,096,000

Electrical Equipment (1.8%)
Encore Wire Corp.(f)	1,325,000	49,462,250

Electronic Equipment & Instruments (4.6%)
CTS Corp.(f)	2,125,000	37,888,750
Electro Rent Corp.	1,088,843	15,287,356
Knowles Corp.(a)	1,200,000	28,260,000
Park Electrochemical Corp.(f)	1,925,000	47,990,250
		129,426,356
Energy Equipment & Services (2.8%)
Gulf Island Fabrication, Inc.(f)	1,350,000	26,176,500
Unit Corp.(a)	1,500,000	51,150,000
		77,326,500
Food Products (2.3%)
Dean Foods Co.	3,350,000	64,923,000

Health Care Equipment & Supplies (1.8%)
Invacare Corp.(f)	2,955,000	49,525,800

Health Care Providers & Services (2.0%)
Owens & Minor, Inc.	1,600,000	56,176,000

Household Durables (2.0%)
MDC Holdings, Inc.	2,175,000	57,572,250

Insurance (0.6%)
OneBeacon Insurance Group, Ltd. (Class A)	1,000,000	16,200,000

IT Services (2.3%)
Leidos Holdings, Inc.	425,000	18,496,000
ManTech International Corp. (Class A)(f)	1,500,000	45,345,000
		63,841,000
Machinery (10.3%)
Albany International Corp. (Class A)	950,000	36,090,500
Briggs & Stratton Corp.(f)	2,700,000	55,134,000
Douglas Dynamics, Inc.	447,174	9,582,939
Dynamic Materials Corp.(f)	1,175,000	18,823,500
ESCO Technologies, Inc.(f)	1,400,000	51,660,000
Federal Signal Corp.(f)	4,950,000	76,428,000
FreightCar America, Inc.(f)	1,150,000	30,256,500
Twin Disc, Inc.(f)	575,000	11,419,500
		289,394,939
Media (1.2%)
Harte-Hanks, Inc.(f)	4,250,000	32,895,000

Metals & Mining (4.0%)
Commercial Metals Co.	2,600,000	42,354,000
Globe Specialty Metals, Inc.	900,000	15,507,000
Materion Corp.(f)	1,564,060	55,101,834
		112,962,834

Multiline Retail (1.8%)
Fred’s, Inc. (Class A)(f)	2,875,000	$50,053,750

Oil, Gas & Consumable Fuels (4.3%)
Comstock Resources, Inc.(f)	3,400,000	23,154,000
Stone Energy Corp.(a)(f)	1,600,000	27,008,000
Ultra Petroleum Corp.(a)	2,810,981	36,992,510
WPX Energy, Inc.(a)	3,000,000	34,890,000
		122,044,510
Professional Services (5.4%)
CDI Corp.(f)	1,800,000	31,878,000
Heidrick & Struggles International, Inc.(f)	1,775,000	40,913,750
Navigant Consulting, Inc.(a)(f)	1,800,000	27,666,000
Resources Connection, Inc.(f)	3,100,000	50,995,000
		151,452,750
Semiconductors (5.6%)
Cypress Semiconductor Corp.	4,000,000	57,120,000
Entegris, Inc.(a)	2,550,000	33,685,500
Micrel, Inc.(f)	1,500,000	21,765,000
MKS Instruments, Inc.	1,225,000	44,835,000
		157,405,500
Specialty Retail (3.6%)
American Eagle Outfitters, Inc.	2,000,000	27,760,000
Chico’s FAS, Inc.	4,500,000	72,945,000
		100,705,000
Thrifts & Mortgage Finance (1.1%)
Provident Financial Services, Inc.	1,700,000	30,702,000

TOTAL COMMON STOCKS (Cost $2,450,695,218)		$2,775,442,213

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (1.2%)
Time Deposits (1.2%)
JPMorgan Chase (Nassau)(b)(c)	0.03%	$34,088,326	$34,088,326

TOTAL SHORT-TERM INVESTMENTS (Cost $34,088,326)			$34,088,326

TOTAL INVESTMENTS - (100.1%) (Cost $2,484,783,544)			$2,809,530,539
OTHER ASSETS AND LIABILITIES, NET - (-0.1%)			(3,138,852)
TOTAL NET ASSETS - (100.0%)			$2,806,391,687

The accompanying Notes to Financial Statements are an integral part of these Statements.

15

VALUE FUND – SCHEDULE OF INVESTMENTS

December 31, 2014

	SHARES	VALUE
COMMON STOCKS (96.5%)
Aerospace & Defense (1.6%)
AAR Corp.	500,000	$13,890,000
Spirit Aerosystems Holdings, Inc. (Class A)(a)	102,800	4,424,512
		18,314,512

Auto Components (1.7%)
Jason Industries, Inc.(a)	1,000,000	9,850,000
Spartan Motors, Inc.	450,000	2,367,000
Stoneridge, Inc.(a)	500,000	6,430,000
Sypris Solutions, Inc.	300,000	792,000
		19,439,000

Beverages (1.0%)
MGP Ingredients, Inc.	700,000	11,102,000

Biotechnology (0.9%)
Momenta Pharmaceuticals, Inc.(a)	850,000	10,234,000
Signal Genetics, Inc.(a)(f)	191,700	486,918
		10,720,918

Building Products (0.5%)
Gibraltar Industries, Inc.(a)	350,000	5,691,000

Capital Markets (0.1%)
Janus Capital Group, Inc.	100,000	1,613,000

Chemicals (1.6%)
Landec Corp.(a)	300,000	4,143,000
OMNOVA Solutions, Inc.(a)	400,000	3,256,000
Penford Corp.(a)	600,000	11,214,000
		18,613,000

Commercial Banks (8.0%)
Capital City Bank Group, Inc.	400,000	6,216,000
CoBiz Financial, Inc.	932,896	12,248,924
Heritage Financial Corp.	478,000	8,388,900
MainSource Financial Group, Inc.	500,000	10,460,000
MidSouth Bancorp, Inc.	550,000	9,537,000
Pacic Continental Corp.	400,000	5,672,000
S&T Bancorp, Inc.	100,000	2,981,000
TCF Financial Corp.	1,100,000	17,479,000
TriCo Bancshares(f)	377,320	9,319,804
TriState Capital Holdings, Inc.(a)	1,000,000	10,240,000
		92,542,628

Commercial Services & Supplies (2.6%)
Fuel Tech, Inc.(a)	800,000	3,064,000
Hudson Technologies, Inc.(a)(f)	2,500,000	9,425,000
Perma-Fix Environmental Services, Inc.(a)(f)	800,000	3,480,000
TRC Cos., Inc.(a)(f)(g)	2,200,000	13,948,000

		29,917,000
Communications Equipment (4.2%)
AgJunction, Inc. (CAD)(a)(e)(f)(g)	5,571,500	2,973,257
InterDigital, Inc.	600,000	31,740,000
PC-Tel, Inc.	642,308	5,562,387
Polycom, Inc.(a)	300,000	4,050,000
Westell Technologies, Inc. (Class A)(a)(f)	3,000,000	4,500,000
		48,825,644

Computers & Peripherals (0.4%)
QLogic Corp.(a)	300,000	3,996,000

Construction & Engineering (1.8%)
Furmanite Corp.(a)	250,000	1,955,000
Northwest Pipe Co.(a)	400,000	12,048,000
Sterling Construction Co., Inc.(a)(f)	1,000,000	6,390,000
		20,393,000

Diversied Consumer Services (2.5%)
Lincoln Educational Services Corp.(f)	2,385,469	6,727,023
Regis Corp.(a)	1,000,000	16,760,000
Universal Technical Institute, Inc.	500,000	4,920,000
		28,407,023

Diversied Financial Services (0.5%)
Collection House, Ltd. (AUD)(b)(e)	3,671,436	6,207,474

Electrical Equipment (2.1%)
Global Power Equipment
Group, Inc.	513,100	7,085,911
Magnetek, Inc.(a)(f)	299,999	12,194,959
Pioneer Power Solutions, Inc.(a)(f)(g)	500,000	4,675,000
		23,955,870

Electronic Equipment & Instruments (2.1%)
Checkpoint Systems, Inc.(a)	200,000	2,746,000
CUI Global, Inc.(a)	750,000	5,587,500
Fabrinet(a)	400,000	7,096,000
Mercury Systems, Inc.(a)	300,000	4,176,000
Vishay Precision Group, Inc.(a)	250,000	4,290,000
		23,895,500

Energy Equipment & Services (5.4%)
Newpark Resources, Inc.(a)(h)	2,000,000	19,080,000
TETRA Technologies, Inc.(a)	1,077,500	7,197,700
Unit Corp.(a)	600,000	20,460,000
Willbros Group, Inc.(a)	2,500,000	15,675,000
		62,412,700

Food Products (0.4%)
Hanover Foods Corp. (Class A)(b)(g)	49,250	5,072,750

Health Care Equipment & Supplies (6.4%)
Accuray, Inc.(a)(i)	1,500,000	11,325,000
Digirad Corp.(f)	1,614,800	7,040,528
Fukuda Denshi Co., Ltd. (JPY)(b)(e)(g)	400,000	20,241,048
Invacare Corp.	1,000,000	16,760,000
STAAR Surgical Co.(a)	100,000	911,000
Trinity Biotech PLC (Sponsored ADR)	1,000,000	17,510,000
		73,787,576

Health Care Providers & Services (5.4%)
Cross Country Healthcare, Inc.(a)	1,000,000	12,480,000
Hooper Holmes, Inc.(a)(f)(g)	6,242,700	3,246,204
LHC Group, Inc.(a)(h)	400,000	12,472,000
PDI, Inc.(a)(f)	1,490,000	2,667,100
PharMerica Corp.(a)	200,000	4,142,000
The Ensign Group, Inc.	600,000	26,634,000
		61,641,304

Hotels, Restaurants & Leisure (1.6%)
Bravo Brio Restaurant Group, Inc.(a)	400,000	5,564,000
Denny’s Corp.(a)	1,250,000	12,887,500
		18,451,500

Household Durables (0.5%)
WCI Communities, Inc.(a)	300,000	5,874,000

Household Products (0.3%)
Oil-Dri Corp. of America	100,000	3,263,000

Insurance (3.3%)
Donegal Group, Inc. (Class A)	261,720	4,182,285
Endurance Specialty Holdings, Ltd.	250,000	14,960,000
Meadowbrook Insurance Group, Inc.	745,780	6,309,299
State Auto Financial Corp.	300,000	6,666,000
United Insurance Holdings Corp.(f)	250,000	5,487,500
		37,605,084

Internet Software & Services (0.4%)
TechTarget, Inc.(a)	370,000	4,206,900

IT Services (2.8%)
Ciber, Inc.(a)	2,679,800	9,513,290
Computer Task Group, Inc.	601,332	5,730,694
NCI, Inc. (Class A)(a)	294,885	3,010,776
StarTek, Inc.(a)(f)(g)	1,400,000	13,650,000
		31,904,760

Leisure Equipment & Products (0.1%)
LeapFrog Enterprises, Inc.(a)	300,000	1,416,000

The accompanying Notes to Financial Statements are an integral part of these Statements.

16

VALUE FUND – SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2014

	SHARES	VALUE
Life Sciences Tools & Services (2.0%)
Cambrex Corp.(a)	1,000,000	$21,620,000
Harvard Bioscience, Inc.(a)	300,000	1,701,000
		23,321,000
Machinery (9.5%)
Astec Industries, Inc.	450,000	17,689,500
Commercial Vehicle Group, Inc.(a)	750,000	4,995,000
Federal Signal Corp.	1,500,000	23,160,000
FreightCar America, Inc.	400,000	10,524,000
Hardinge, Inc.	300,000	3,576,000
Harsco Corp.	300,000	5,667,000
L.B. Foster Co. (Class A)	200,000	9,714,000
Lydall, Inc.(a)	600,000	19,692,000
MFRI, Inc.(a)	250,000	1,752,500
PMFG, Inc.(a)	500,000	2,615,000
Supreme Industries, Inc. (Class A)(f)(g)	1,450,000	10,237,000
		109,622,000
Metals & Mining (4.0%)
Ampco-Pittsburgh Corp.	350,000	6,737,500
AuRico Gold, Inc. (CAD)(e)	628,555	2,082,920
Golden Star Resources, Ltd.(a)(f)	10,848,673	2,278,221
IAMGOLD Corp. (CAD)(a)(e)	5,000,000	13,513,514
Olympic Steel, Inc.	500,000	8,890,000
Synalloy Corp.	400,000	7,044,000
Teranga Gold Corp. (CAD)(a)(e)	7,500,000	2,937,253
Timmins Gold Corp. (CAD)(a)(e)	3,000,000	2,943,708
		46,427,116
Multiline Retail (1.5%)
Fred’s, Inc. (Class A)	1,000,000	17,410,000

Oil, Gas & Consumable Fuels (1.3%)
Aegean Marine Petroleum Network, Inc.	700,000	9,814,000
Scorpio Tankers, Inc.	550,000	4,779,500
		14,593,500
Paper & Forest Products (0.6%)
Western Forest Products, Inc. (CAD)(e)	3,000,000	6,971,940

Personal Products (0.2%)
USANA Health Sciences, Inc.(a)	25,000	2,564,750

Pharmaceuticals (1.0%)
ASKA Pharmaceutical Co., Ltd. (JPY)(b)(e)	250,000	2,682,616
Fuji Pharmaceutical Co., Ltd. (JPY)(b)(e)	500,000	8,779,105
		11,461,721

Professional Services (4.3%)
Barrett Business Services, Inc.(f)	500,000	13,700,000
Hudson Global, Inc.(a)(f)(g)	3,232,412	10,020,477
Navigant Consulting, Inc.(a)	1,200,000	18,444,000
RCM Technologies, Inc.(f)	1,100,000	7,700,000
		49,864,477
Real Estate Investment Trusts (REITs) (1.1%)
CareTrust REIT, Inc.	1,000,000	12,330,000

Road & Rail (0.9%)
Marten Transport, Ltd.	450,000	9,837,000

Semiconductors (2.5%)
AXT, Inc.(a)	134,050	375,340
Cohu, Inc.	300,000	3,570,000
CyberOptics Corp.(a)(f)	600,000	5,766,000
DSP Group, Inc.(a)	750,000	8,152,500
Silicon Image, Inc.(a)	2,000,000	11,040,000
		28,903,840
Software (2.8%)
Actuate Corp.(a)	900,000	5,940,000
ePlus, Inc.(a)	352,795	26,703,054
		32,643,054
Specialty Retail (3.0%)
Destination XL Group, Inc.(a)	1,000,000	5,460,000
Murphy USA, Inc.(a)	300,000	20,658,000
Sonic Automotive, Inc. (Class A)	250,000	6,760,000
Systemax, Inc.(a)	90,147	1,216,985
		34,094,985
Thrifts & Mortgage Finance (2.1%)
Brookline Bancorp, Inc.	1,500,000	15,045,000
HF Financial Corp.(g)	350,000	4,882,500
Home Loan Servicing Solutions, Ltd.	200,000	3,904,000
		23,831,500
Trading Companies & Distributors (1.5%)
Houston Wire & Cable Co.	273,433	3,267,524
Lawson Products, Inc.(a)	331,501	8,807,982
Transcat, Inc.(a)(f)(g)	507,151	5,107,011
		17,182,517
TOTAL COMMON STOCKS
(Cost $850,131,201)		$1,110,328,543

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (4.1%)
Time Deposits (4.1%)
JPMorgan Chase (Nassau)(b)(c)	0.03%	$46,957,495	$46,957,495

TOTAL SHORT-TERM INVESTMENTS (Cost $46,957,495)			$46,957,495

	INTEREST
	RATE	SHARES	VALUE
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED (0.8%)
Registered Investment Companies (0.8%)
Invesco Treasury Portfolio Short-Term Investments Trust, Institutional Class(j)	0.01%	8,664,182	$8,664,182

TOTAL INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED (Cost $8,664,182)			$8,664,182

TOTAL INVESTMENTS - (101.4%) (Cost $905,752,878)			$1,165,950,220
OTHER ASSETS AND LIABILITIES, NET - (-1.4%)			(15,917,527)
TOTAL NET ASSETS - (100.0%)			$1,150,032,693

The accompanying Notes to Financial Statements are an integral part of these Statements.

17

INTERNATIONAL VALUE FUND – SCHEDULE OF INVESTMENTS

December 31, 2014

	SHARES	VALUE
COMMON STOCKS (85.0%)
Austria (0.6%)
Semperit Holding AG (EUR)(b)(e)	3,500	$170,011

Belgium (1.7%)
D’ieteren SA (EUR)(b)(e)(k)	14,000	496,364

Brazil (1.6%)
Direcional Engenharia SA (BRL)(b)(e)	150,000	457,641

Canada (16.5%)
Bombardier, Inc. (Class B) (CAD)(e)(k)	330,000	1,178,774
Canam Group, Inc. (CAD)(e)	70,000	682,648
IAMGOLD Corp. (CAD)(a)(e)	250,000	675,676
Penn West Petroleum, Ltd. (CAD)(e)	90,000	188,242
Redline Communications Group, Inc. (CAD)(a)(e)	250,000	589,602
Reitmans Canada, Ltd. (Class A) (CAD)(e)	125,000	829,532
Yamana Gold, Inc. (CAD)(e)(k)	160,000	645,894
		4,790,368

China (4.8%)
Wasion Group Holdings, Ltd. (HKD)(b)(e)	1,500,000	1,392,450

Germany (6.7%)
Deutz AG (EUR)(b)(e)	115,000	550,536
DMG Mori Seiki AG (EUR)(b)(e)(k)	15,000	421,811
Einhell Germany AG (EUR)(b)(e)	14,000	478,067
KSB AG (EUR)(b)(e)	1,000	505,801
		1,956,215

Great Britain (2.1%)
McBride PLC (GBP)(e)	500,000	623,440

Greece (0.7%)
Aegean Marine Petroleum Network, Inc.	15,000	210,300

Hong Kong (8.4%)
Clear Media, Ltd. (HKD)(b)(e)	700,000	729,738
Dorsett Hospitality International, Ltd. (HKD)(b)(e)	1,800,000	307,847
Keck Seng Investments (HKD)(e)	1,600,000	1,405,092
		2,442,677

Ireland (2.3%)
Trinity Biotech PLC (ADR)	37,500	656,625

Japan (24.6%)
Fuji Pharma Co., Ltd. (JPY)(b)(e)	40,000	702,328
Fukuda Denshi Co., Ltd. (JPY)(b)(e)(g)	21,000	1,062,655
Japan Pure Chemical Co., Ltd. (JPY)(b)(e)	30,000	591,167
Kurita Water Industries, Ltd. (JPY)(b)(e)(k)	50,000	1,042,607
Medikit Co., Ltd. (JPY)(b)(e)	20,000	606,111
Miraial Co., Ltd. (JPY)(b)(e)	20,000	280,946
Nippon Seiki Co., Ltd. (JPY)(b)(e)(k)	60,000	1,358,411
Takamatsu Construction Group Co., Ltd. (JPY)(b)(e)	40,000	808,174
Yokogawa Electric Corp. (JPY)(b)(e)(k)	20,000	219,461
Yushin Precision Equipment Co., Ltd. (JPY)(b)(e)	25,000	474,134
		7,145,994

Kazakhstan (1.5%)
Halyk Savings Bank of Kazakhstan JSC (GDR)(k)	50,000	425,000

Malaysia (0.6%)
Wah Seong Corp. Bhd (MYR)(b)(e)	507,908	174,610

Russia (0.9%)
VSMPO-AVISMA Corp.(b)(k)	2,000	274,568

South Korea (10.0%)
Daekyo Co., Ltd. (KRW)(b)(e)	150,000	962,868
Mirae Asset Securities Co., Ltd. (KRW)(b)(e)(k)	31,500	1,224,934
Samsung Securities Co., Ltd. (KRW)(b)(e)(k)	17,500	703,693
		2,891,495

Ukraine (2.0%)
Avangardco Investments Public, Ltd. (GDR)	48,120	98,646
Motor Sich PJSC (GDR) (EUR)(b)(e)(g)	30,000	470,831
		569,477
TOTAL COMMON STOCKS (Cost $23,647,239)		$24,677,235

PREFERRED STOCK (5.1%)
Brazil (4.6%)
Banco ABC Brasil SA (BRL)(b)(e)	160,000	812,580
Cia de Saneamento do Parana (BRL)(b)(e)	240,000	523,663
		1,336,243
Germany (0.5%)
KSB AG (EUR)(b)(e)	300	153,074

TOTAL PREFERRED STOCK (Cost $1,650,113)		$1,489,317

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (9.2%)
Time Deposits (9.2%)
JPMorgan Chase (Nassau)(b)(c)	0.03%	$2,678,331	$2,678,331

TOTAL SHORT-TERM INVESTMENTS (Cost $2,678,331)			$2,678,331

TOTAL INVESTMENTS - (99.3%) (Cost $27,975,683)			$28,844,883
OTHER ASSETS AND LIABILITIES, NET - (0.7%)			204,319
TOTAL NET ASSETS - (100.0%)			$29,049,202

The accompanying Notes to Financial Statements are an integral part of these Statements.

18

COUNTRY OF RISK – % OF NET ASSETS (UNAUDITED)

Country of risk, sourced from Heartland Advisors, is based on where the primary operations or revenues of the company or issuer are located and may differ from the country of domicile reported in the Schedule of Investments.

HEARTLAND INTERNATIONAL VALUE FUND
Austria	0.6%
Belgium	1.7
Brazil	6.2
Canada	16.5
China	4.8
Germany	7.2
Great Britain	2.1
Hong Kong	8.4
Ireland	2.3
Japan	24.6
Kazakhstan	1.5
Malaysia	0.6
Russia	0.9
South Korea	10.0
Ukraine	2.0
United States	0.7
Other Assets and Liabilities, Net	9.9
TOTAL	100.0%

(a)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.

(b)	Classified as Level 2. Valued using methods determined by the Board of Directors or using systematic fair valuation model provided by an independent pricing service. See Note 3 in Notes to Financial Statements.

(c)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7-day yield as of December 31, 2014.

(d)	Less than 0.05% of total net assets.

(e)	Traded in a foreign country.

(f)	Affiliated company. See Note 11 to Notes to Financial Statements.

(g)	Illiquid security, pursuant to guidelines established by the Board of Directors. See Note 2 in Notes to Financial Statements.

(h)	All or a portion of the security is pledged as collateral on written options. The aggregate market value of the collateralized securities totals $11,006,000 as of December 31, 2014. See Note 4 in Notes to Financial Statements.

(i)	Loaned security; a portion or all of the security was on loan at December 31, 2014. See Note 5 in Notes to Financial Statements.

(j)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 5 in Notes to Financial Statements. The rate listed is the 7-day yield as of December 31, 2014.

(k)	All or a portion of the security is pledged as collateral on futures. The aggregate market value of the collateralized securities totals $7,562,644 as of December 31, 2014. See Note 4 in Notes to Financial Statements.

Common Abbreviations:

ADR	American Depositary Receipt.

AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.

Bhd	Berhad is a Malaysian term for private company.

GDR	Global Depositary Receipt.

JSC	Joint Stock Company is a company which has the capital of its members pooled in a common fund.

Ltd.	Limited.

PJSC	Private Joint Stock Company.

PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.

REIT	Real Estate Investment Trust.

SA	Sociedad Anonima is the Spanish equivalent of a publicly held corporation.

Currency Abbreviations:

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

EUR	Euro

GBP	United Kingdom Pound

HKD	Hong Kong Dollar

JPY	Japanese Yen

KRW	South Korean Won

MYR	Malaysian Ringgit

Percentages are stated as a percent of net assets. Industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International. Foreign country classifications for each security are generally determined by referencing country of domicile sourced from Factset Research Systems, Inc. (Unaudited)

The accompanying Notes to Financial Statements are an integral part of these Statements.

19

INTERNATIONAL VALUE FUND – SCHEDULE OF OPEN FUTURES CONTRACTS

December 31, 2014

DESCRIPTION	POSITION	CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE (NOTE 4)	UNREALIZED APPRECIATION
Euro FX Currency Future	Short	(12)	6/16/15	$(1,817,700)	$31,433
Japanese Yen FX Currency Future	Short	(55)	3/17/15	(5,739,938)	737,222
				$(7,557,638)	$768,655

The accompanying Notes to Financial Statements are an integral part of these Statements.

20

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2014

		MID CAP			INTERNATIONAL
	SELECT VALUE FUND	VALUE FUND	VALUE PLUS FUND	VALUE FUND	VALUE FUND
ASSETS:
Investments in securities, at cost(a)	$442,942,113	$3,625,646	$2,484,783,544	$905,752,878	$27,975,683
Investments in securities, at value	$558,282,304	$3,689,349	$1,409,926,533	$1,004,930,218	$28,844,883
Investments in affiliates, at value (See Note 11)	—	—	1,399,604,006	161,020,002	—
Total Investments, at value	558,282,304	3,689,349	2,809,530,539	1,165,950,220	28,844,883
Foreign currency, at value (cost $0, $0, $0, $0 and $6,092, respectively)	—	—	—	—	6,089
Receivable for securities sold	—	—	11,153,260	—	19,346
Receivable due from advisor	—	19,175	—	—	4,274
Receivable from variation margin	—	—	—	—	768,655
Accrued dividends and interest	436,086	4,414	2,881,956	394,189	60,809
Accrued securities lending income	1,119	—	—	2,544	—
Receivable for capital shares issued	112,317	261	3,464,785	172,916	1,360
Prepaid expenses	32,724	2,714	119,019	47,320	9,555
Total Assets	558,864,550	3,715,913	2,827,149,559	1,166,567,189	29,714,971

LIABILITIES:
Written options, at value (proceeds $0, $0, $0, $352,672 and $0, respectively)	—	—	—	715,000	—
Payable due to broker for futures	—	—	—	—	592,880
Payable for securities purchased	—	36,946	12,649,999	5,762,970	—
Payable for capital shares redeemed	616,678	—	7,538,480	1,189,235	14,219
Payable for collateral upon return of securities loaned	—	—	—	8,664,182	—
Accrued expenses
Management fees	—	—	—	—	21,101
Distribution fees - Investor Class	—	319	—	—	6,206
Fund accounting fees	10,001	269	47,541	20,360	3,121
Transfer agency fees	58,708	2,993	350,763	104,526	5,918
Custody fees	9,673	1,113	43,572	22,949	5,260
Audit fees	15,871	31,246	15,871	15,871	15,872
Legal fees	1,003	5	4,987	9,329	51
Printing fees	3,790	8	8,301	13,167	208
Other	12,489	375	98,358	16,907	933
Total Liabilities	728,213	73,274	20,757,872	16,534,496	665,769
TOTAL NET ASSETS	$558,136,337	$3,642,639	$2,806,391,687	$1,150,032,693	$29,049,202

NET ASSETS CONSIST OF:
Paid-in capital	$443,813,320	$3,580,716	$2,481,103,636	$911,247,789	$30,593,357
Accumulated undistributed net investment income (loss)	54,474	876	—	(13,715,979)	(2,599,563)
Accumulated undistributed gains (losses) on investments, futures, options and translation of assets and liabilities in foreign currency	(1,071,648)	(2,655)	541,056	(7,328,273)	(578,413)
Net unrealized appreciation on investments	115,340,191	63,702	324,746,995	259,829,156	1,633,821
TOTAL NET ASSETS	$558,136,337	$3,642,639	$2,806,391,687	$1,150,032,693	$29,049,202

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE:
INVESTOR CLASS:
Net assets	$396,692,247	$1,575,342	$1,332,686,009	$1,073,232,487	$29,049,202
Shares outstanding	12,665,225	155,458	42,089,009	24,540,234	2,973,815
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$31.32	$10.13	$31.66	$43.73	$9.77
INSTITUTIONAL CLASS:
Net assets	$161,444,090	$2,067,297	$1,473,705,678	$76,800,206
Shares outstanding	5,165,947	203,717	46,683,156	1,730,007
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$31.25	$10.15	$31.57	$44.39

(a)	Includes cost of investments in affiliates of $– for the Select Value Fund, $– for the Mid Cap Value Fund, $1,258,745,677 for the Value Plus Fund, $186,061,950 for the Value Fund and $– for the International Value Fund. See Note 11 in the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

21

STATEMENTS OF OPERATIONS

For the Year or Period Ended December 31, 2014

		MID CAP			INTERNATIONAL
	SELECT VALUE FUND	VALUE FUND(a)	VALUE PLUS FUND	VALUE FUND	VALUE FUND
INVESTMENT INCOME:
Dividends(b)	$9,804,964	$15,583	$41,826,374	$14,291,375	$771,026
Interest	3,319	19	7,128	24,305	591
Securities lending, net	44,998	—	—	472,768	—
Foreign taxes withheld	(65,326)	(44)	(14,000)	(137,831)	(78,526)
Total Investment Income	9,787,955	15,558	41,819,502	14,650,617	693,091

EXPENSES:
Management fees	4,834,550	3,690	20,736,760	9,113,936	261,650
Distribution fees - Investor Class	1,105,427	566	3,917,684	1,869,095	76,956
Transfer agency fees	726,560	5,611	3,877,706	1,079,514	69,301
Fund accounting fees	128,806	310	575,936	243,462	15,408
Custodian fees	39,713	1,112	171,189	92,717	22,651
Printing and communication fees	11,008	8	23,572	36,768	4,048
Postage fees	29,692	209	255,954	32,825	386
Legal fees	24,848	11	113,186	101,474	14,454
Registration fees	47,886	240	116,772	47,118	12,075
Directors’ fees	39,644	43	181,902	74,188	1,838
Audit and tax fees	37,448	34,446	37,089	38,105	53,980
Insurance fees	29,464	—	133,325	54,351	2,029
Other expenses	32,170	415	114,441	50,868	6,252
Total Expenses before waivers	7,087,216	46,661	30,255,516	12,834,421	541,028
Expenses waived by investment advisor (See Note 7)	—	41,201	—	—	82,369
Total Expenses after waivers	7,087,216	5,460	30,255,516	12,834,421	458,659
NET INVESTMENT INCOME	2,700,739	10,098	11,563,986	1,816,196	234,432

REALIZED & UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FUTURES, OPTIONS AND TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN CURRENCY
Net realized gains (losses) on:
Investments	68,011,171	(2,654)	196,580,452	141,789,418	1,648,223
Investments - affiliated securities	—	—	93,824,338	(42,628,825)	—
Futures contracts	—	—	—	—	662,921
Written options	—	—	—	2,548,260	—
Foreign currency translation	—	(10)	(908)	(147,177)	(656,367)
Net change in unrealized appreciation (depreciation) on:
Investments	(46,228,764)	65,030	(381,880,392)	(70,775,381)	(2,216,140)
Futures contracts	—	—	—	—	459,237
Written options	—	—	—	(380,325)	—
Foreign currency translation	—	(1,328)	—	(5,166,219)	(1,257,711)
TOTAL REALIZED & UNREALIZED NET GAINS (LOSSES) ON INVESTMENTS, FUTURES, OPTIONS AND TRANSLATION OF ASSETS IN FOREIGN CURRENCY	21,782,407	61,038	(91,476,510)	25,239,751	(1,359,837)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$24,483,146	$71,136	$(79,912,524)	$27,055,947	$(1,125,405)

(a)	Inception date is October 31, 2014.

(b)	Including $24,339,233 and $3,291,503 received from affiliated issuers held by the Value Plus Fund and Value Fund, respectively. See Note 11 in the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

22

STATEMENTS OF CHANGES IN NET ASSETS

	SELECT VALUE FUND		MID CAP VALUE FUND	VALUE PLUS FUND
	For the Year Ended	For the Year Ended	For the Period Ended	For the Year Ended	For the Year Ended
	December 31, 2014	December 31, 2013	December 31, 2014(a)	December 31, 2014	December 31, 2013
FROM INVESTMENT OPERATIONS:
Net investment income	$2,700,739	$3,729,902	$10,098	$11,563,986	$19,066,561
Net realized gains (losses) on:	68,011,171	113,790,791	(2,654)	290,404,790	364,620,221
Investments
Foreign currency translations	—	(563,682)	(10)	(908)	—
Net change in unrealized appreciation (depreciation) on:	(46,228,764)	88,821,763	65,030	(381,880,392)	505,805,727
Investments
Written options	—	172,090	—	—	—
Foreign currency translation	—	(33,254)	(1,328)	—	—
Net increase (decrease) in net assets resulting from operations	24,483,146	205,917,610	71,136	(79,912,524)	889,492,509
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(1,537,506)	(1,559,414)	(4,917)	(2,649,232)	(7,451,131)
Institutional Class	(1,187,039)	(1,436,704)	(4,733)	(7,765,281)	(9,692,199)
Net realized gains on investments
Investor Class	(42,475,227)	(68,160,153)	—	(122,175,988)	(174,581,615)
Institutional Class	(17,310,566)	(31,020,143)	—	(134,789,491)	(132,801,449)
Total distributions to shareholders	(62,510,338)	(102,176,414)	(9,650)	(267,379,992)	(324,526,394)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	45,223,218	73,872,891	1,553,637	191,270,329	319,988,474
Dividends reinvested	43,400,222	68,860,080	4,914	123,782,037	180,346,229
Value of shares redeemed(b)	(153,580,082)	(185,476,409)	—	(597,249,186)	(657,325,865)
Total Investor Class	(64,956,642)	(42,743,438)	1,558,551	(282,196,820)	(156,991,162)
Institutional Class
Proceeds from shares issued	21,279,502	39,968,948	2,017,869	529,053,894	451,015,246
Dividends reinvested	18,219,434	31,840,261	4,733	138,918,629	138,509,659
Value of shares redeemed(b)	(88,799,925)	(53,932,369)	—	(365,659,207)	(534,157,227)
Total Institutional Class	(49,300,989)	17,876,840	2,022,602	302,313,316	55,367,678
Net increase (decrease) in net assets derived from capital transactions	(114,257,631)	(24,866,598)	3,581,153	20,116,496	(101,623,484)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(152,284,823)	78,874,598	3,642,639	(327,176,020)	463,342,631
NET ASSETS AT THE BEGINNING OF THE PERIOD	710,421,160	631,546,562	—	3,133,567,707	2,670,225,076
NET ASSETS AT THE END OF THE PERIOD	$558,136,337	$710,421,160	$3,642,639	$2,806,391,687	$3,133,567,707
INCLUDING ACCUMULATED NET INVESTMENT INCOME	$54,474	$339,606	$876	$0	$—
FUND SHARE TRANSACTIONS
Investor Class
Shares issued	1,340,646	2,170,155	154,978	5,405,751	9,641,321
Reinvested shares	1,374,730	2,050,628	480	3,882,753	5,029,175
Shares redeemed	(4,513,092)	(5,408,787)	—	(17,012,333)	(19,172,596)
Net increase/(decrease) resulting from share transactions	(1,797,716)	(1,188,004)	155,458	(7,723,829)	(4,502,100)
Institutional Class
Shares issued	630,123	1,162,875	203,255	14,998,591	13,421,183
Reinvested shares	578,394	949,889	462	4,369,884	3,870,066
Shares redeemed	(2,622,210)	(1,544,536)	—	(10,428,537)	(15,228,630)
Net increase/(decrease) resulting from share transactions	(1,413,693)	568,228	203,717	8,939,938	2,062,619

(a)	Inception date is October 31, 2014.

(b)	Value of shares redeemed includes amounts for early redemption fees. See Note 8 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

23

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	VALUE FUND		INTERNATIONAL VALUE FUND
				For the Period
	For the Year Ended	For the Year Ended	For the Year Ended	June 1, 2013 to	For the Year Ended
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013(a)	May 31, 2013
FROM INVESTMENT OPERATIONS:
Net investment income (loss)	$1,816,196	$(5,724,582)	$234,432	$176,418	$185,715
Net realized gains (losses) on:
Investments	99,160,593	142,068,236	1,648,223	(695,453)	1,161,786
Futures contracts	—	—	662,921	278,797	447,299
Written options	2,548,260	2,960,962	—	—	—
Foreign currency translations	(147,177)	3,042,521	(656,367)	(63,115)	(20,647)
Net change in unrealized appreciation (depreciation) on:
Investments	(70,775,381)	201,290,108	(2,216,140)	2,220,502	5,070,103
Futures contracts	—	—	459,237	(106,922)	283,289
Written options	(380,325)	(96,108)	—	—	—
Foreign currency translation	(5,166,219)	(10,369,766)	(1,257,711)	5,987	(1,382,093)
Net increase (decrease) in net assets resulting from operations	27,055,947	333,171,371	(1,125,405)	1,816,214	5,745,452

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(4,918,132)	(9,563,229)	(1,829,775)	(1,324,811)	(387,588)
Institutional Class	(474,189)	(820,800)	—	—	—
Net realized gains on investments
Investor Class	(115,521,228)	(114,767,650)	(324,950)	—	—
Institutional Class	(8,115,288)	(8,361,364)	—	—	—
Total distributions to shareholders	(129,028,837)	(133,513,043)	(2,154,725)	(1,324,811)	(387,588)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	46,620,505	49,876,441	2,749,610	2,154,195	6,418,169
Dividends reinvested	116,335,617	120,552,497	2,113,777	1,296,955	375,585
Value of shares redeemed(b)	(175,083,252)	(227,182,190)	(3,920,658)	(556,572)	(1,583,093)
Total Investor Class	(12,127,130)	(56,753,252)	942,729	2,894,578	5,210,661
Institutional Class
Proceeds from shares issued	15,699,991	14,494,296	—	—	—
Dividends reinvested	8,195,061	9,090,164	—	—	—
Value of shares redeemed(b)	(28,041,392)	(42,036,428)	—	—	—
Total Institutional Class	(4,146,340)	(18,451,968)	—	—	—
Net increase (decrease) in net assets derived from capital transactions	(16,273,470)	(75,205,220)	942,729	2,894,578	5,210,661
TOTAL INCREASE (DECREASE) IN NET ASSETS	(118,246,360)	124,453,108	(2,337,401)	3,385,981	10,568,525
NET ASSETS AT THE BEGINNING OF THE PERIOD	1,268,279,053	1,143,825,945	31,386,603	28,000,622	17,432,097
NET ASSETS AT THE END OF THE PERIOD	$1,150,032,693	$1,268,279,053	$29,049,202	$31,386,603	$28,000,622
INCLUDING ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(13,715,979)	$(11,470,070)	$(2,599,563)	$(1,345,368)	$(173,976)

FUND SHARE TRANSACTIONS
Investor Class
Shares issued	952,045	1,091,030	245,212	201,498	623,969
Reinvested shares	2,659,061	2,509,942	217,243	119,425	36,967
Shares redeemed	(3,598,155)	(4,951,348)	(353,651)	(51,225)	(156,500)
Net increase/(decrease) resulting from share transactions	12,951	(1,350,376)	108,804	269,698	504,436
Institutional Class
Shares issued	313,676	317,305
Reinvested shares	184,532	186,733
Shares redeemed	(572,190)	(929,899)
Net decrease resulting from share transactions	(73,982)	(425,861)

(a)	Effective December 31, 2013, the International Value Fund changed its fiscal year end from May 31 to December 31.
(b)	Value of shares redeemed includes amounts for early redemption fees. See Note 8 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

24

FINANCIAL HIGHLIGHTS

	INCOME FROM INVESTMENT OPERATIONS(a)						DISTRIBUTIONS
				Net realized
				and unrealized
				gains (losses)
				on investments,
				futures,
				options, and
				the translation		Total income
	Net asset value,			of assets and		(loss) from	Distributions from	Distributions from
	beginning of	Net investment		liabilities in		investment	net investment	net realized gains	Total	Net asset value,
	period	income		foreign currency		operations	income	on investments	distributions	end of period
HEARTLAND SELECT VALUE FUND
Investor Class
December 31, 2014	$33.78	$0.11	(c)	$1.30	(c)	$1.41	$(0.14)	$(3.73)	$(3.87)	$31.32
December 31, 2013	29.16	0.15	(c)	10.04	(c)	10.19	(0.12)	(5.45)	(5.57)	33.78
December 31, 2012	26.81	0.15		3.33		3.48	(0.13)	(1.00)	(1.13)	29.16
December 31, 2011	29.18	0.14		(2.09)		(1.95)	(0.13)	(0.29)	(0.42)	26.81
December 31, 2010	24.91	0.16		4.27		4.43	(0.16)	—	(0.16)	29.18
Institutional Class
December 31, 2014	33.72	0.22	(c)	1.30	(c)	1.52	(0.26)	(3.73)	(3.99)	31.25
December 31, 2013	29.13	0.27	(c)	10.02	(c)	10.29	(0.25)	(5.45)	(5.70)	33.72
December 31, 2012	26.79	0.22		3.37		3.59	(0.25)	(1.00)	(1.25)	29.13
December 31, 2011	29.18	0.22		(2.09)		(1.87)	(0.23)	(0.29)	(0.52)	26.79
December 31, 2010	24.89	0.23		4.29		4.52	(0.23)	—	(0.23)	29.18
HEARTLAND MID CAP VALUE FUND
Investor Class(d)
December 31, 2014	10.00	0.03	(c)	0.13	(c)	0.16	(0.03)	—	(0.03)	10.13
Institutional Class(d)
December 31, 2014	10.00	0.03	(c)	0.14	(c)	0.17	(0.02)	—	(0.02)	10.15
HEARTLAND VALUE PLUS FUND
Investor Class
December 31, 2014	35.82	0.09	(c)	(1.03	)(c)	(0.94)	(0.07)	(3.15)	(3.22)	31.66
December 31, 2013	29.69	0.17	(c)	9.97	(c)	10.14	(0.16)	(3.85)	(4.01)	35.82
December 31, 2012	27.72	0.42		2.73		3.15	(0.36)	(0.82)	(1.18)	29.69
December 31, 2011	29.82	0.19		(1.79)		(1.60)	(0.18)	(0.32)	(0.50)	27.72
December 31, 2010	23.41	0.12		6.55		6.67	(0.10)	(0.16)	(0.26)	29.82
Institutional Class
December 31, 2014	35.75	0.19	(c)	(1.04	)(c)	(0.85)	(0.18)	(3.15)	(3.33)	31.57
December 31, 2013	29.64	0.27	(c)	9.97	(c)	10.24	(0.28)	(3.85)	(4.13)	35.75
December 31, 2012	27.69	0.44		2.78		3.22	(0.45)	(0.82)	(1.27)	29.64
December 31, 2011	29.80	0.28		(1.79)		(1.51)	(0.28)	(0.32)	(0.60)	27.69
December 31, 2010	23.40	0.21		6.53		6.74	(0.18)	(0.16)	(0.34)	29.80

(a)	Redemption fees represent less than $.01 on a per share basis.
(b)	Portfolio turnover rate is calculated at the Fund level.
(c)	Calculated using the average shares method.
(d)	Inception date is October 31, 2014.
(e)	Not Annualized.
(f)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.
(g)	Annualized.

The accompanying Notes to Financial Statements are an integral part of these Statements.

25

RATIOS/SUPPLEMENTAL DATA
									Percentage of		Percentage of
				Percentage of net	Percentage of		Percentage of		net investment		net investment
		Net assets, end	Percentage of	investment income	expenses to		expenses to		income (loss) to		income (loss) to
		of period (in	expenses to	(loss) to average	average net assets		average net assets		average net assets		average net assets		Portfolio turnover
Total Return		thousands)	average net assets	net assets	before waivers		after waivers		before waivers		after waivers		rate(b)
4.07%		$396,692	1.20%	0.32%	N/A		N/A		N/A		N/A		42%
35.07		488,526	1.20	0.44	N/A		N/A		N/A		N/A		57
13.03		456,456	1.21	0.47	N/A		N/A		N/A		N/A		27
(6.68)		565,978	1.22	0.52	N/A		N/A		N/A		N/A		47
17.77		600,235	1.23	0.67	N/A		N/A		N/A		N/A		51
4.40%		161,444	N/A	N/A	0.88%		0.88%		0.64%		0.64%		42%
35.45		221,896	N/A	N/A	0.88		0.88		0.78		0.78		57
13.43		175,090	N/A	N/A	0.89		0.89		0.78		0.78		27
(6.42)		163,492	N/A	N/A	0.91		0.91		0.84		0.84		47
18.15		87,966	N/A	N/A	0.96		0.96		0.96		0.96		51
1.61	%(e)(f)	1,575	N/A	N/A	9.62	%(g)	1.25	%(g)	(6.44	)%(g)	1.93	%(g)	4	%(e)
1.73	%(e)(f)	2,067	N/A	N/A	9.36	%(g)	0.99	%(g)	(6.22	)%(g)	2.16	%(g)	4	%(e)
(2.70)%		1,332,686	1.14%	0.26%	N/A		N/A		N/A		N/A		26%
34.15		1,784,320	1.14	0.51	N/A		N/A		N/A		N/A		32
11.38		1,612,756	1.16	1.43	N/A		N/A		N/A		N/A		27
(5.37)		1,668,179	1.16	0.76	N/A		N/A		N/A		N/A		11
28.50		1,425,625	1.17	0.61	N/A		N/A		N/A		N/A		31
(2.45)%		1,473,706	N/A	N/A	0.89%		0.89%		0.53%		0.53%		26%
34.53		1,349,248	N/A	N/A	0.84		0.84		0.80		0.80		32
11.67		1,057,469	N/A	N/A	0.90		0.90		1.70		1.70		27
(5.07)		553,561	N/A	N/A	0.87		0.87		1.14		1.14		11
28.85		164,264	N/A	N/A	0.86		0.86		0.98		0.98		31

The accompanying Notes to Financial Statements are an integral part of these Statements.

26

FINANCIAL HIGHLIGHTS (CONTINUED)

	INCOME FROM INVESTMENT OPERATIONS(a)						DISTRIBUTIONS
				Net realized
				and unrealized
				gains (losses)
				on investments,
				futures,
				options, and
				the translation		Total income
	Net asset value,			of assets and		(loss) from	Distributions from	Distributions from
	beginning of	Net investment		liabilities in		investment	net investment	net realized gains	Total	Net asset value,
	period	income (loss)		foreign currency		operations	income	on investments	distributions	end of period
HEARTLAND VALUE FUND
Investor Class
December 31, 2014	$48.12	$0.07	(c)	$1.00	(c)	$1.07	$(0.22)	$(5.24)	$(5.46)	$43.73
December 31, 2013	40.66	(0.23	)(c)	13.28	(c)	13.05	(0.43)	(5.16)	(5.59)	48.12
December 31, 2012	38.31	0.10		5.17		5.27	—	(2.92)	(2.92)	40.66
December 31, 2011	43.82	(0.05)		(2.99)		(3.04)	—	(2.47)	(2.47)	38.31
December 31, 2010	36.18	(0.03)		7.73		7.70	—	(0.06)	(0.06)	43.82
Institutional Class
December 31, 2014	48.77	0.16	(c)	1.01	(c)	1.17	(0.31)	(5.24)	(5.55)	44.39
December 31, 2013	41.13	(0.16	)(c)	13.47	(c)	13.31	(0.51)	(5.16)	(5.67)	48.77
December 31, 2012	38.67	(0.42)		5.80		5.38	—	(2.92)	(2.92)	41.13
December 31, 2011	44.12	(1.45)		(1.53)		(2.98)	—	(2.47)	(2.47)	38.67
December 31, 2010	36.36	0.19		7.63		7.82	—	(0.06)	(0.06)	44.12
HEARTLAND INTERNATIONAL VALUE FUND
Investor Class
December 31, 2014	10.96	0.08	(c)	(0.49	(c)	(0.41)	(0.66)	(0.12)	(0.78)	9.77
December 31, 2013 (e)	10.79	0.07	(c)	0.59	(c)	0.66	(0.49)	—	(0.49)	10.96
May 31, 2013	8.34	0.08	(c)	2.55	(c)	2.63	(0.18)	—	(0.18)	10.79
May 31, 2012	10.93	0.03	(c)	(2.58	)(c)	(2.55)	(0.04)	—	(0.04)	8.34
May 31, 2011(h)	10.00	0.13	(c)	0.80	(c)	0.93	—	—	—	10.93

(a)	Redemption fees represent less than $.01 on a per share basis.
(b)	Portfolio turnover rate is calculated at the Fund level.
(c)	Calculated using the average shares method.
(d)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.
(e)	Effective December 31, 2013, the International Value Fund changed its fiscal year end from May 31 to December 31.
(f)	Not Annualized.
(g)	Annualized.
(h)	The Predecessor Fund commenced operations on October 1, 2010.

The accompanying Notes to Financial Statements are an integral part of these Statements.

27

RATIOS/SUPPLEMENTAL DATA
									Percentage of		Percentage of
				Percentage of net	Percentage of		Percentage of		net investment		net investment
		Net assets, end	Percentage of	investment income	expenses to		expenses to		income (loss) to		income (loss) to
		of period (in	expenses to	(loss) to average	average net assets		average net assets		average net assets		average net assets	Portfolio turnover
Total Return		thousands)	average net assets	net assets	before waivers		after waivers		before waivers		after waivers	rate(b)
2.22%		$1,073,232	1.07%	0.14%	N/A		N/A		N/A		N/A	38%
32.11		1,180,293	1.08	(0.49)	N/A		N/A		N/A		N/A	32
13.83		1,052,104	1.09	0.10	N/A		N/A		N/A		N/A	24
(6.92)		1,068,687	1.10	(0.42)	N/A		N/A		N/A		N/A	25
21.28		1,293,235	1.14	(0.43)	N/A		N/A		N/A		N/A	29
2.38%		76,800	N/A	N/A	0.91%		0.91%		0.32%		0.32%	38%
32.37		87,986	N/A	N/A	0.91		0.91		(0.34)		(0.34)	32
13.98		91,722	N/A	N/A	0.93		0.93		0.32		0.32	24
(6.73)		67,520	N/A	N/A	0.91		0.91		(0.22)		(0.22)	25
21.50		49,880	N/A	N/A	0.95		0.95		(0.26)		(0.26)	29
(3.76	)%(d)	29,049	N/A	N/A	1.76%		1.49%		0.49%		0.76%	31%
6.13	(d)(f)	31,387	N/A	N/A	2.00	(g)	1.49	(g)	1.55	(g)	1.04 (g)	16 (f)
31.64	(d)	28,001	N/A	N/A	2.36		1.72		0.19		0.83	51
(23.39	)(d)	17,432	N/A	N/A	2.69		1.75		(0.64)		0.30	82
9.40	(d)(f)	18,972	N/A	N/A	4.23	(g)	1.75	(g)	(0.58	)(g)	1.90 (g)	22 (f)

The accompanying Notes to Financial Statements are an integral part of these Statements.

28

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

(1)	ORGANIZATION

Heartland Group, Inc. (the “Corporation”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The capital shares of the Select Value Fund, Mid Cap Value Fund, Value Plus Fund, Value Fund, and International Value Fund (each a “Fund” and collectively, the “Funds”; 150,000,000, 150,000,000, 150,000,000, 150,000,000 and 150,000,000 shares authorized, respectively, effective August 14, 2014), each of which is a diversified fund, are issued by the Corporation. The Select Value Fund, Mid Cap Value Fund, Value Plus Fund, and Value Fund offer Investor Class and Institutional Class shares. The International Value Fund offers Investor Class. The International Value Fund was a previously operational fund which was a series of Trust for Professional Managers (the “Predecessor Fund”), a Delaware statutory trust. On April 29, 2013, the Board of Directors of the Corporation (the “Board”) approved the reorganization into the International Value Fund, a newly formed series of the Corporation. The International Value Fund’s fiscal year end changed from May 31 to December 31. The inception date of the Predecessor Fund is October 1, 2010. The inception date of the Mid Cap Value Fund is October 31, 2014.

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with its vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Corporation.

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements. Each Fund is considered an investment company for financial reporting purposes under Generally Accepted Accounting Principles (“GAAP”). The Funds have applied the guidance of ASC 946.

(a)	Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, sales price on the Composite Market. Lacking any trades, securities are valued at the mean between the most recent quoted bid and asked prices on the principal exchange or market. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (“NYSE”) or using methods determined by the Board. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Funds’ securities traded on those foreign exchanges. These are generally categorized as Level 2 in the FASB ASC Topic 820 hierarchy. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortization or accretion. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Board. The Pricing Committee for the Corporation may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which a Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities; and prices of similar securities or financial instruments.

(b)	The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies (“RICs”) and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly pay no Federal income taxes, and no Federal income tax provision is recorded.

(c)	Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Funds are declared and paid at least annually. Dividends from the Funds are recorded on ex-date and determined in accordance with tax regulations. Net realized gains on investments, if any, are distributed at least annually. During 2014, the Funds utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. GAAP requires that permanent financial reporting and tax differences be reclassified to paid-in capital. Accordingly, at December 31, 2014, the following reclassifications were made to increase (decrease) such amounts.

		ACCUMULATED UNDISTRIBUTED
	ACCUMULATED UNDISTRIBUTED	NET REALIZED GAINS (LOSSES)	PAID IN
FUND	NET INVESTMENT INCOME (LOSS)	ON INVESTMENTS	CAPITAL
Select Value Fund	$(261,326)	$(14,669,195)	$14,930,521
Mid Cap Value Fund	428	9	(437)
Value Plus Fund	(1,149,473)	(42,853,795)	44,003,268
Value Fund	1,330,216	(10,965,895)	9,635,679
International Value Fund	341,148	(344,921)	3,773

Total net assets are not affected by these reclassifications.

(d)	For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments in the Statements of Operations. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Certain dividends from foreign securities will be recorded as soon as the Corporation is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes.

(e)	Investment income and realized and unrealized gains or losses on investments, futures, options and translation of assets in foreign currency are allocated to each Fund’s share class based on their respective net assets. The Funds and share classes are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among the Funds and respective share classes in proportion to their respective net assets, number of open shareholder accounts, number of funds, or some combination thereof, as applicable.

29

(f)	At December 31, 2014, the Value Fund and International Value Fund had 8.18% and 5.28% of net assets, respectively, that were illiquid as defined pursuant to guidelines established by the Board.

(g)	A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by Rule 144 under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered to be illiquid. As of December 31, 2014, the Funds did not hold any restricted securities.

(h)	The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the respective Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse political, social, regulatory, and economic developments. Foreign security prices can be affected by exchange rate and foreign currency fluctuations, less publicly available information, and different accounting, auditing, legal, and financial standards. Foreign investments may also be less liquid than investments in U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign securities usually are denominated and traded in foreign currencies, while the Funds value assets in U.S. dollars. The exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. As a result, the values of the Funds’ non-U.S. investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

(i)	The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(3)	FAIR VALUE MEASUREMENTS

The Funds follow the Fair Value Statement, under which various inputs are used in determining the value of the Funds’ investments.

The basis of the hierarchy is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access at the measurement date.

•	Level 2 - Other significant observable inputs include quoted prices which are not active, quoted prices for similar assets or liabilities in active markets, or input other than quoted prices that are observable (either directly or indirectly) for the asset or liability. Includes short term investments in time deposits, international securities that use a systematic fair valuation model, and portfolio securities and other financial instruments lacking any sales referenced in Note 2.

•	Level 3 - significant unobservable prices or inputs (includes the Board’s and Pricing Committee’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2014:

SELECT VALUE FUND

Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks	$555,535,374	$—	$—	$555,535,374
Short-Term Investments	—	2,746,930	—	2,746,930
Total	$555,535,374	$2,746,930	$—	$558,282,304

MID CAP VALUE FUND

Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks	$3,485,170	$—	$—	$3,485,170
Short-Term Investments	—	204,179	—	204,179
Total	$3,485,170	$204,179	$—	$3,689,349

VALUE PLUS FUND

Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks	$2,775,442,213	$—	$—	$2,775,442,213
Short-Term Investments	—	34,088,326	—	34,088,326
Total	$2,775,442,213	$34,088,326	$—	$2,809,530,539

30

VALUE FUND

Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks	$1,067,345,550	$42,982,993	$—	$1,110,328,543
Short-Term Investments	—	46,957,495	—	46,957,495
Investments Purchased with Cash
Collateral from Securities Loaned	8,664,182	—	—	8,664,182
Total	$1,076,009,732	$89,940,488	$—	$1,165,950,220
Other Financial Instruments(4)
Written Options	$—	$(715,000)	$—	$(715,000)
Total	$—	$(715,000)	$—	$(715,000)

INTERNATIONAL VALUE FUND

Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks
Austria	$—	$170,011	$—	$170,011
Belgium	—	496,364	—	496,364
Brazil	—	457,641	—	457,641
Canada	4,790,368	—	—	4,790,368
China	—	1,392,450	—	1,392,450
Germany	—	1,956,215	—	1,956,215
Great Britain	623,440	—	—	623,440
Greece	210,300	—	—	210,300
Hong Kong	1,405,092	1,037,585	—	2,442,677
Ireland	656,625	—	—	656,625
Japan	—	7,145,994	—	7,145,994
Kazakhstan	425,000	—	—	425,000
Malaysia	—	174,610	—	174,610
Russia	—	274,568	—	274,568
South Korea	—	2,891,495	—	2,891,495
Ukraine	98,646	470,831	—	569,477
Preferred Stock
Brazil	—	1,336,243	—	1,336,243
Germany	—	153,074	—	153,074
Short-Term Investments	—	2,678,331	—	2,678,331
Total	$8,209,471	$20,635,412	$—	$28,844,883
Other Financial Instruments(4)
Futures Contracts	$768,655	$—	$—	$768,655
Total	$768,655	$—	$—	$768,655

(1)	The Funds measure transfers between levels as of the beginning and end of the financial reporting period. Transfers between Level 1 and Level 2 as of December 31, 2014 resulted from securities priced using a systematic fair valuation model or quoted prices which were not active at either the beginning or end of the period.

Security amounts in the Value Fund and International Value Fund that were transferred into and out of Levels 1 and 2 at December 31, 2014 were as follows:

VALUE FUND	LEVEL 1 – Quoted Prices		LEVEL 2 – Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stocks	$—	$5,072,750	$5,072,750	$—
Total	$—	$5,072,750	$5,072,750	$—

31

INTERNATIONAL VALUE FUND	LEVEL 1 – Quoted Prices		LEVEL 2 – Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stocks	$425,000	$729,738	$729,738	$425,000
Total	$425,000	$729,738	$729,738	$425,000

(2)	For detailed industry descriptions and specific securities identified as Level 2 within the hierarchy, see the accompanying Schedules of Investments.

(3)	The Funds measure Level 3 activity as of the beginning and end of the financial period. For the year ended December 31, 2014, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(4)	Other financial instruments are derivative instruments not reflected in the Schedules of Investments, such as covered calls, covered puts, and futures, which are valued at net unrealized appreciation (depreciation).

(4)	DERIVATIVE INSTRUMENTS

The Derivatives Statement requires enhanced disclosure about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance, and cash flows. The Funds may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate, or a currency. In particular, each Fund may engage in transactions in options, futures, options on futures contracts (a) to hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return, or (d) to invest in eligible asset classes with a greater efficiency and lower cost than is possible through direct investment.

Options and futures can be highly volatile investments and involve certain risks. These strategies require the ability to anticipate future movements in securities prices, interest rates, currency exchange rates, and other economic factors. Attempts to use such investments may not be successful and could result in reduction of a Fund’s total return. Each Fund could experience losses if the prices of its options or futures positions move in a direction different than anticipated, or if the Fund were unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options generally involve greater credit and liquidity risks than exchange-traded options. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund if the other party to the contract defaults.

The Funds’ use of options and futures and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

WARRANTS

Each Fund may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. As of December 31, 2014, the Funds did not hold any warrants.

FUTURES CONTRACTS

Each Fund may enter into futures contracts for hedging purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the broker in an amount equal to a certain percentage of the contract amount. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The average notional amount of short futures contracts held by the International Value Fund during the period was $(9,534,816). As of December 31, 2014, the Select Value, Mid Cap Value, Value Plus, and Value Funds had no open futures positions.

A Fund’s potential losses from the use of futures extend beyond its initial investment in such contracts. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render a Fund’s hedging strategy unsuccessful. There is minimal counterparty credit risk since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The fair value of derivative instruments held by the International Value Fund as reported in the Schedule of Open Futures Contracts as of December 31, 2014 was as follows:

		Asset Derivatives	Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Unrealized Appreciation*	Unrealized Depreciation*
Foreign Exchange Currency Contracts — Futures	Receivable from variation margin	$768,655	$—
Total		$768,655	$—

*	Reflects cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Open Futures Contracts.

The effect of derivative instruments held by the International Value Fund on the Statements of Operations for the year ended December 31, 2014 was as follows:

Risk Exposure	Statement of Operations Location
Foreign Exchange Currency Contracts — Futures	Net realized gains (losses) on futures contracts	$662,921
Foreign Exchange Currency Contracts — Futures	Net change in unrealized appreciation (depreciation) on futures contracts	459,237

32

OPTIONS CONTRACTS

The Funds may enter into options transactions for hedging purposes and will not use these instruments for speculation. Each Fund may write covered put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. The Value Fund had the following transactions in written covered call/put options during the year ended December 31, 2014:

	VALUE FUND
	NUMBER OF CONTRACTS	PROCEEDS
Balance at December 31, 2013	2,000	$157,997
Options Written	76,856	3,889,888
Options Expired	(47,139)	(2,548,260)
Options Exercised	(24,717)	(1,146,953)
Balance at December 31, 2014	7,000	$352,672

FUND NAME	NUMBER OF CONTRACTS	WRITTEN OPTIONS AT VALUE*
VALUE FUND
LHC Group, Inc. LHCG, $30.00, 01/17/15 (Covered Call)	(2,000)	(290,000)
Newpark Resources, $10.00, 03/20/15 (Covered Call)	(5,000)	(425,000)
Total Written Options	(7,000)	(715,000)

*	Amounts reflect a liability of the Fund which is included on the Statements of Assets and Liabilities.

Statements of Assets and Liabilities — Fair Value of Derivative Instruments as of December 31, 2014:

	Statements of Assets and Liabilities Location	Value Fund Fair Value
Liability Derivatives
Equity Contracts (Written Options)	Written options, at value	$(715,000)
		$(715,000)

The effect of derivatives instruments on the Statements of Operations for the year ended December 31, 2014:

		Realized Gain	Change in Unrealized
	Location of Gain (Losses) on	on Derivatives	Gain (Losses) on Derivatives
VALUE FUND	Derivatives Recognized in Income	Recognized in Income	Recognized in Income
Equity Contracts (Written Options)	Net realized gains (losses) on written options/Net change in unrealized appreciation (depreciation) on written options	$2,548,260	$(380,325)
		$2,548,260	$(380,325)

OFFSETTING ARRANGEMENTS

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets and liabilities, only following a specified event of default or early termination. The following table presents derivative financial instruments that are subject to enforceable netting arrangements or other similar agreements as of December 31, 2014.

				GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
			NET AMOUNTS
	GROSS AMOUNTS OF	GROSS AMOUNTS OFFSET	PRESENTED IN THE
	RECOGNIZED	IN THE STATEMENTS OF	STATEMENTS OF ASSETS	FINANCIAL	CASH COLLATERAL
DESCRIPTION	ASSETS	ASSETS AND LIABILITIES	AND LIABILITIES	INSTRUMENTS(1)	PLEDGED(1)	NET AMOUNT
International Value Fund
Futures	$768,655	$—	$768,655	$—	$(768,655)	$—
Total	$768,655	$—	$768,655	$—	$(768,655)	$—

				GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
			NET AMOUNTS
	GROSS AMOUNTS OF	GROSS AMOUNTS OFFSET	PRESENTED IN THE
	RECOGNIZED	IN THE STATEMENTS OF	STATEMENTS OF ASSETS	FINANCIAL	CASH COLLATERAL
DESCRIPTION	LIABILITIES	ASSETS AND LIABILITIES	AND LIABILITIES	INSTRUMENTS(1)	PLEDGED(1)	NET AMOUNT
Value Fund
Written Options (counter-party, Susquehanna)	$715,000	$—	$715,000	$(715,000)	$—	$—
Total	$715,000	$—	$715,000	$(715,000)	$—	$—

(1)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

33

				GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF FINANCIAL POSITION
		GROSS AMOUNTS OFFSET	NET AMOUNTS PRESENTED
	GROSS AMOUNTS OF	IN THE STATEMENTS OF	IN THE STATEMENTS OF	FINANCIAL	CASH COLLATERAL
DESCRIPTION	RECOGNIZED ASSETS	ASSETS AND LIABILITIES	ASSETS AND LIABILITIES	INSTRUMENTS(1)	PLEDGED(1)	NET AMOUNT
Value Fund
Securities Lending, at Value	$8,486,381	$—	$8,486,381	$—	$(8,486,381)	$—
Total	$8,486,381	$—	$8,486,381	$—	$(8,486,381)	$—

(1)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

(5)	SECURITIES LENDING

The Funds have entered into an agreement with Brown Brothers Harriman & Co. (the “Lending Agent”), dated November 30, 2011 (“Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds. Under the Securities Lending Agreement, the borrowers may pay the Funds negotiated lender fees and the Funds receive cash collateral in an amount equal to not less than 102% of the market value of loaned securities. The borrower pays fees at the Funds’ direction to the Lending Agent. Although the risk of lending is generally mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them.

Income generated from securities lending is presented in the Statements of Operations. As of December 31, 2014, the Value Fund had securities on loan valued at $8,486,381 and received cash collateral with a value of $8,664,182. Securities on loan are footnoted in the Schedules of Investments. The Mid Cap Value, Value Plus and International Value Funds did not engage in securities lending during the reporting period.

(6)	CREDIT FACILITY

Brown Brothers Harriman & Co. had made available through December 2, 2014 to the Funds, a $25 million one year revolving credit facility pursuant to a Credit Agreement (“Agreement”). The Board made the determination not to renew the Agreement and the Agreement has expired as of December 2, 2014. The primary purpose of the Agreement was to allow the Funds to avoid liquidating securities under circumstances that Heartland Advisors, Inc. (the “Advisor”) believes are unfavorable to shareholders. Outstanding principal amounts under the credit facility bore interest at a rate per annum equal to the Federal Funds rate plus 2.00%. Commitment fees were computed at a rate per annum equal to 0.13% of the Funds’ unutilized credit payable quarterly in arrears. The Funds did not utilize this credit facility during the year ended December 31, 2014.

(7)	INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Corporation entered into investment advisory agreements with the Advisor to serve as investment advisor and manager to the Funds (the “Advisory Agreements”). Under the terms of the Advisory Agreements, the Select Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets of the Fund up to $1 billion and at an annual rate of 0.70% of the average daily net assets in excess of $1 billion. The Mid Cap Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets, the Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets, the Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets, and the International Value Fund pays the Advisor a monthly management fee at the annual rate of 0.85% of the average daily net assets of the Fund.

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses of the International Value Fund to ensure that its total annual fund operating expenses do not exceed 1.49% of the International Value Fund’s average daily net assets, through at least May 1, 2016, and subject thereafter to annual reapproval of the agreement by the Board. Prior to May 1, 2013, the expense limitation cap was 1.75%. For the year ended December 31, 2014, expenses of $82,369 were waived by the Advisor. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the International Value Fund’s expense limitation cap, provided however, that the Advisor shall only be entitled to recoup such amounts over the following three fiscal years. Also, any such reimbursement will be reviewed and approved by the Board. The operating expense limitation agreement can be terminated only by, or with consent of, the Board. The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

May 31, 2015	$164,889
May 31, 2016	143,894
December 31, 2016	88,037
December 31, 2017	82,369

The Advisor has voluntarily agreed to waive fees and/or reimburse certain expenses with respect to the Institutional Class Shares of the Select Value Fund, Value Plus Fund, and Value Fund, to the extent necessary to maintain the Institutional Class Shares’ Total Annual Fund Operating Expenses at a ratio of 0.99% of average daily net assets. During the year ended December 31, 2014, there were no Institutional Class expenses waived. This voluntary waiver/reimbursement may be discontinued at any time.

Pursuant to an operating expense limitation agreement between the Advisor and the Mid Cap Value Fund, the Advisor has agreed to waive its management fees and/or pay expenses of the Fund to ensure that the Fund’s total annual fund operating expenses do not exceed 1.25% of the Fund’s average net assets for the Investor Class Shares and 0.99% for the Institutional Class Shares through at least October 31, 2017, and subject to annual re-approval of the agreement by the Board, thereafter. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board. For the period ended December 31, 2014, expenses of $18,945 for Investor Class and $22,256 for Institutional Class were waived by the Advisor. The Mid Cap Value Fund is not entitled to recoupment of fees waived by the Advisor.

The Corporation has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”). Pursuant to the Plan, the Investor Class pays the Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”), an amount up to 0.25% of the average daily net assets of the Investor class shares of such Fund (limited to actual costs incurred), computed on an annual basis and paid monthly, for distributing Fund shares and providing shareholder services. Any fees paid to the Distributor under the Plan that are not used during a calendar year are reimbursed to the respective Fund. Institutional shares are not subject to 12b-1 fees. During the year ended December 31, 2014, $676,503 of distribution related expenses incurred by the Advisor were reimbursed by fees collected under the Plan. The Advisor and/or Distributor may also contractually commit to pay these fees to other third parties who agree to provide various services to their customers who hold Fund shares. Fees paid pursuant to any such contractual commitment are not subject to reimbursement. The Distributor receives a fee for providing distribution services based on an annual rate of $275,000 for all Funds, plus 1/10 basis point for each Fund’s annual net assets.

34

Transfer agent and fund accounting services are provided by ALPS Fund Services, Inc. (“ALPS”). ALPS is an affiliate of the Funds’ Distributor, ALPS Distributors, Inc. For providing transfer agent services, ALPS receives a fee that is a base amount plus an annual fee based on the number of shareholders. For providing fund accounting services, ALPS receives fees, subject to a $550,000 annual minimum, at 0.04% of the average daily net assets up to $500 million, 0.03% of average daily net assets between $500 million and $1 billion, and 0.015% of the average daily net assets in excess of $1 billion. From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors, and other financial intermediaries’ fees for providing recordkeeping, sub-accounting, marketing, and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative, or shareholder servicing fees paid from the Funds’ assets to these financial intermediaries. Effective October 1, 2013, ALPS replaced U.S. Bancorp Fund Services, LLC as the International Value Fund’s transfer agent, fund accountant, and fund administrator.

Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of any class of the Funds creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of December 31, 2014, the following entities that beneficially owned 25% or greater of the Mid Cap Value Fund’s outstanding shares.

CLASS	BENEFICIAL OWNER	PERCENTAGE
Investor Class	Heartland Holdings, Inc. *	49.21%
Institutional Class	Heartland Holdings, Inc. *	64.53%

*	Heartland Holdings, Inc. is an affiliate of the Advisor.

(8)	EARLY REDEMPTION FEE

To discourage market timing and other short-term trading, certain shares of the Select Value Fund, Mid Cap Value Fund, Value Plus Fund, and Value Fund that are redeemed or exchanged within 10 days (90 days for the International Value Fund) are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is retained by the applicable Fund for the benefit of the remaining shareholders. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as “paid-in capital”. The Funds retained redemption fees during the period or year ended December 31, 2014 as follows:

	SELECT VALUE FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND	INTERNATIONAL VALUE FUND
Investor Class	$238	—	$2,428	$943	$548
Institutional Class	—	—	1,173	—	—
Total	$238	—	$3,601	$943	$548

(9)	INVESTMENT TRANSACTIONS

During the period or year ended December 31, 2014, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition), are noted below. During the same period, there were no purchases or sales of long-term U.S. Government obligations.

FUND	COST OF PURCHASES	PROCEEDS FROM SALES
Select Value Fund	$269,765,184	$439,116,804
Mid Cap Value Fund	3,559,653	135,312
Value Plus Fund	752,050,359	1,020,117,148
Value Fund	432,433,379	495,930,598
International Value Fund	8,922,071	9,364,950

(10)	FEDERAL INCOME TAX INFORMATION

The Funds have qualified and intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains. Passive foreign investment companies, foreign currency, and certain other investments could create book tax differences that may have an impact on the character of each Fund’s distributions.

As of and during the period or year ended December 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities as of December 31, 2014, are displayed in the table below.

				NET APPRECIATION/
				(DEPRECIATION) OF	NET TAX UNREALIZED
	TAX COST	GROSS UNREALIZED	GROSS UNREALIZED	FOREIGN CURRENCY	APPRECIATION/(DEPRECIATION)
FUND	OF INVESTMENTS	APPRECIATION	DEPRECIATION	AND DERIVATIVES	ON INVESTMENTS
Select Value Fund	$443,249,795	$137,324,991	$(22,292,482)	$—	$115,032,509
Mid Cap Value Fund	3,627,024	170,011	(107,686)	(1)	62,324
Value Plus Fund	2,492,411,423	510,652,465	(193,533,349)	—	317,119,116
Value Fund	919,945,476	338,303,186	(92,298,442)	(368,186)	245,636,558
International Value Fund	30,452,648	2,205,793	(3,813,558)	764,621	(843,144)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses in wash sales and the mark-to-market of passive foreign investment companies.

35

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2014 was as follows:

	DISTRIBUTIONS PAID FROM
		NET LONG-TERM	TOTAL TAXABLE
FUND	ORDINARY INCOME	CAPITAL GAINS	DISTRIBUTIONS
Select Value Fund	$2,724,545	$59,785,793	$62,510,338
Mid Cap Value Fund	9,650	—	9,650
Value Plus Fund	34,918,945	232,461,047	267,379,992
Value Fund	31,700,354	97,328,483	129,028,837
International Value Fund	1,736,891	417,834	2,154,725

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2013 was as follows:

	DISTRIBUTIONS PAID FROM
		NET LONG-TERM	TOTAL TAXABLE
FUND	ORDINARY INCOME	CAPITAL GAINS	DISTRIBUTIONS
Select Value Fund	$10,317,306	$91,859,108	$102,176,414
Value Plus Fund	60,384,168	264,142,226	324,526,394
Value Fund	38,352,546	95,160,497	133,513,043
International Value Fund	1,324,811	—	1,324,811

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2013 was as follows:

	DISTRIBUTIONS PAID FROM
		NET LONG-TERM	TOTAL TAXABLE
FUND	ORDINARY INCOME	CAPITAL GAINS	DISTRIBUTIONS
International Value Fund	$387,588	$—	$387,588

As of December 31, 2014, the components of distributable earnings (deficit) on a tax basis were as follows:

				UNREALIZED
	(OVER)/UNDISTRIBUTED	ACCUMULATED	CAPITAL LOSS	APPRECIATION/	OTHER CUMULATIVE
FUND	ORDINARY INCOME	CAPITAL GAINS/(LOSSES)	CARRYFORWARDS	(DEPRECIATION)	TIMING DIFFERENCES	TOTAL
Select Value Fund	$—	$—	$—	$115,032,509	$(709,492)	$114,323,017
Mid Cap Value Fund	—	(1,277)	—	62,324	876	61,923
Value Plus Fund	—	25,806,291	—	317,119,116	(17,637,356)	325,288,051
Value Fund	—	—	—	245,636,558	(6,851,654)	238,784,904
International Value Fund	—	246,609	—	(843,144)	(947,620)	(1,544,155)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Capital loss carryovers utilized during the fiscal year ended December 31, 2014 were as follows:

FUND	AMOUNT
International Value Fund	$4,129

Capital losses carried forward were as follows:

FUND	SHORT TERM	LONG TERM
Mid Cap Value Fund	$1,277	$—

The following Funds elect to defer to the year ending December 31, 2015 the following capital losses recognized during the period November 1, 2014 through December 31, 2014:

FUND	AMOUNT
Select Value Fund	$763,966
Value Plus Fund	17,637,356
Value Fund	6,596,984

The following Funds elects to defer to the period December 31, 2015, late year ordinary losses in the amount of:

FUND	AMOUNT
Mid Cap Value Fund	$9
Value Fund	254,670
International Value Fund	178,965

36

(11)	TRANSACTIONS WITH AFFILIATES

The following investments are in companies deemed “affiliated” (as defined in Section 2(a)(3) of the Investment Company Act of 1940) with the Value Plus and Value Funds; that is, the respective Fund held 5% or more of their outstanding voting securities during the year ended December 31, 2014. The Select Value, Mid Cap Value, and International Value Funds had no transactions with affiliates during the same period.

VALUE PLUS FUND
	SHARE BALANCE AT			SHARE BALANCE AT		REALIZED GAINS
SECURITY NAME	JANUARY 1, 2014	PURCHASES	SALES	DECEMBER 31, 2014	DIVIDENDS	(LOSSES)
Black Box Corp.	1,172,500	—	88,164	1,084,336	$445,025	$(1,079,136)
Brady Corp. (Class A)	2,150,000	650,000	100,000	2,700,000	1,807,750	(1,093,792)
Briggs & Stratton Corp.	2,600,000	175,000	75,000	2,700,000	1,335,125	(3,568)
CDI Corp.	1,800,000	—	—	1,800,000	936,000	—
Centerstate Banks, Inc.	1,575,000	—	—	1,575,000	63,000	—
Comstock Resources, Inc.	1,850,000	2,700,000	1,150,000	3,400,000	1,568,750	(14,766,473)
CONMED Corp.	1,400,000	—	1,400,000	—	77,013	35,347,048
CTS Corp.	2,579,843	—	454,843	2,125,000	346,882	3,623,315
Dynamic Materials Corp.	75,267	1,099,733	—	1,175,000	172,000	—
Encore Wire Corp.	1,400,000	25,400	100,400	1,325,000	104,122	2,866,248
ESCO Technologies, Inc.	1,525,000	50,000	175,000	1,400,000	490,000	335,820
Federal Signal Corp.	5,834,200	18,390	902,590	4,950,000	517,897	2,323,647
Fred’s, Inc. (Class A)	3,100,000	—	225,000	2,875,000	700,266	925,492
FreightCar America, Inc.	975,000	175,000	—	1,150,000	270,623	—
Granite Construction, Inc.	2,650,000	—	350,000	2,300,000	1,302,600	2,115,477
Gulf Island Fabrication, Inc.	1,400,000	—	50,000	1,350,000	560,000	(756,396)
Harte-Hanks, Inc.	4,250,000	—	—	4,250,000	1,445,000	—
Heidrick & Struggles International, Inc.	1,775,000	—	—	1,775,000	923,000	—
Intrepid Potash, Inc.	5,500,000	200,000	306,899	5,393,101	—	(2,987,909)
Invacare Corp.	2,955,000	—	—	2,955,000	147,750	—
Mantech International Corp. (Class A)	1,375,000	175,000	50,000	1,500,000	1,249,500	(11,117)
Materion Corp.	1,950,000	—	385,940	1,564,060	644,750	1,721,627
Micrel, Inc.	3,850,000	—	2,350,000	1,500,000	692,337	5,559,824
Navigant Consulting, Inc.	2,850,000	—	1,050,000	1,800,000	—	(1,383,950)
Park Electrochemical Corp.	1,675,000	250,000	—	1,925,000	5,115,000	—
PharMerica Corp.	2,288,091	50,000	2,338,091	—	—	34,923,576
Quanex Building Products Corp.	3,100,000	100,000	25,000	3,175,000	511,000	(10,086)
Regis Corp.	4,250,000	750,000	400,000	4,600,000	—	(1,600,223)
Renasant Corp.	1,674,322	—	774,322	900,000	718,909	9,869,205
Resources Connection, Inc.	3,200,000	—	100,000	3,100,000	930,000	165,581
Stone Energy Corp.	2,950,000	100,000	1,450,000	1,600,000	—	17,604,507
Twin Disc, Inc.	—	600,000	25,000	575,000	139,211	(286,932)
Universal Forest Products, Inc.	1,125,000	50,000	25,000	1,150,000	701,500	422,553
Zep, Inc.	2,053,000	147,000	—	2,200,000	424,223	—
					$24,339,233	$93,824,338

VALUE FUND
	SHARE BALANCE AT			SHARE BALANCE AT		REALIZED GAINS
SECURITY NAME	JANUARY 1, 2014	PURCHASES	SALES	DECEMBER 31, 2014	DIVIDENDS	(LOSSES)
AgJunction, Inc.	6,296,000	—	724,500	5,571,500	$—	$(977,367)
ALCO Stores, Inc.	380,400	—	380,400	—	—	(2,506,837)
Barrett Business Services, Inc.	—	500,000	—	500,000	110,000	—
CyberOptics Corp.	404,963	195,037	—	600,000	—	—
Digirad Corp.	1,800,000	—	185,200	1,614,800	356,857	(126,478)
Dynamics Research Corp.	818,400	—	818,400	—	—	831,914
Golden Star Resources, Ltd.	20,000,000	—	9,151,327	10,848,673	—	(20,410,855)
Hooper Holmes, Inc.	6,615,000	—	372,300	6,242,700	—	(792,228)
Hudson Global, Inc.	3,000,000	232,412	—	3,232,412	—	—
Hudson Technologies	—	2,500,000	—	2,500,000	—	—
Lincoln Educational Services Corp.	2,300,469	85,000	—	2,385,469	423,669	—
Magnetek, Inc.	299,999	—	—	299,999	—	—
PDI, Inc.	1,490,000	—	—	1,490,000	—	—
Perma-Fix Environmental Services, Inc.	800,000	—	—	800,000	—	—
Pioneer Power Solutions, Inc.	416,538	83,462	—	500,000	—	—
RCM Technologies, Inc.	1,100,000	—	—	1,100,000	2,200,000	—

37

VALUE FUND (CONTINUED)
	SHARE BALANCE AT			SHARE BALANCE AT		REALIZED GAINS
SECURITY NAME	JANUARY 1, 2014	PURCHASES	SALES	DECEMBER 31, 2014	DIVIDENDS	(LOSSES)
Signal Genetics, Inc.	—	191,700	—	191,700	$—	$—
Stanley Furniture Co., Inc.	750,000	—	750,000	—	—	(1,432,552)
StarTek, Inc.	1,400,000	—	—	1,400,000	—	—
Sterling Construction Co., Inc.	750,000	250,000	—	1,000,000	—	—
Supreme Industries, Inc. (Class A)	1,338,750	111,250	—	1,450,000	72,500	—
Swift Energy Co.	1,500,000	1,900,000	3,400,000	—	—	(27,595,674)
Transcat, Inc.	—	507,151	—	507,151	—	—
TRC Cos., Inc.	1,750,000	450,000	—	2,200,000	—	—
TriCo Bancshares	400,000	—	22,680	377,320	41,505	—
United Insurance Holdings Corp.	1,076,459	100,000	926,459	250,000	86,972	9,521,750
Westell Technologies, Inc. (Class A)	3,577,762	1,000,000	1,577,762	3,000,000	—	859,502
					$3,291,503	$(42,628,825)

(a)	Trico Bancshares acquired North Valley Bancorp on 10/06/2014.

(12)	SUBSEQUENT EVENTS

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2014 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF HEARTLAND FUNDS AND SHAREHOLDERS OF SELECT VALUE FUND, MID CAP VALUE FUND, VALUE PLUS FUND, VALUE FUND, AND INTERNATIONAL VALUE FUND:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Select Value Fund, Mid Cap Value Fund, Value Plus Fund, Value Fund, and International Value Fund (five portfolios comprising Heartland Funds, hereafter referred to as the “Funds”) at December 31, 2014, the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the International Value Fund as of May 31, 2013 and for the years then ended, including the financial highlights for the periods then ended, were audited by other auditors whose report dated July 17, 2013 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Denver, Colorado

February 13, 2015

38

ADDITIONAL INFORMATION

(UNAUDITED)

FEDERAL INCOME TAX INFORMATION

In early 2015, shareholders received information regarding all distributions paid to them by the Funds during the calendar year 2014. The Funds hereby designate the following numbers as long-term capital gain distributions.

FUND	SELECT VALUE FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND	INTERNATIONAL VALUE FUND
Long Term Capital Gains	$59,785,793	$0	$232,461,047	$97,328,483	$417,834

The amounts above include $14,930,521, $44,003,268, $9,635,680, and $3,771 of earnings and profits distributed to shareholders on redemptions for the Select Value Fund, Value Plus Fund, Value Fund, and International Value Fund, respectively. Mid Cap Value Fund did not include redemptions to shareholders as distributions of earnings and profit.

For the calendar year 2014, the following dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs & Growth Tax Relief Act of 2003:

FUND	SELECT VALUE FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND	INTERNATIONAL VALUE FUND
Qualified Dividend Income	100%	100%	100%	33.56%	13.22%

The Funds intend to designate the maximum amount allowed as taxed at a rate of 15%.

The percentage of the total ordinary distributions paid during the calendar year ended December 31, 2014 that qualify for the corporate dividends received deduction for each of the Funds is reported below:

FUND	SELECT VALUE FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND	INTERNATIONAL VALUE FUND
Percentage	100%	100%	100%	30.55%	0%

Pursuant to §853 of the Internal Revenue Code, the Heartland International Value Fund designates the following amounts as foreign taxes paid for the period June 1, 2014 through December 31, 2014. Foreign taxes paid for purposes of §853 may be less than actual foreign taxes paid for financial statement purposes.

Creditable Foreign Taxes Paid

$75,920

Portion of Ordinary Income Distribution derived from Foreign Sourced Income*

99.92%

*	The Fund has not derived any income from ineligible foreign sources as defined under §901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate share- holders, receive an IRS Form 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

EXPENSE EXAMPLES

As a shareholder of the Heartland Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 through December 31, 2014.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED EXPENSE
	ACCOUNT VALUE	ACCOUNT VALUE	DURING THE PERIOD(a)	RATIO DURING PERIOD
FUND	7/1/14	12/31/14	7/1/14 - 12/31/14	7/1/14 - 12/31/14
Heartland Select Value Fund - Investor	$1,000.00	$989.50	$6.02	1.20%
Heartland Select Value Fund - Institutional	1,000.00	990.90	4.47	0.89
Heartland Mid Cap Value Fund - Investor(b)	1,000.00	1,016.10	2.04	1.25
Heartland Mid Cap Value Fund - Institutional(b)	1,000.00	1,017.30	1.61	0.99
Heartland Value Plus Fund - Investor	1,000.00	924.00	5.53	1.14
Heartland Value Plus Fund - Institutional	1,000.00	925.10	4.51	0.93
Heartland Value Fund - Investor	1,000.00	943.50	5.05	1.03
Heartland Value Fund - Institutional	1,000.00	944.00	4.51	0.92
Heartland International Value Fund - Investor	1,000.00	907.00	7.16	1.49

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184) divided by the number of days in the fiscal year (365).

(b)	Inception date is October 31, 2014.

39

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Heartland Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED EXPENSE
	ACCOUNT VALUE	ACCOUNT VALUE	DURING THE PERIOD(a)	RATIO DURING PERIOD
FUND	7/1/14	12/31/14	7/1/14 - 12/31/14	7/1/14 - 12/31/14
Heartland Select Value Fund - Investor	$1,000.00	$1,019.16	$6.11	1.20%
Heartland Select Value Fund - Institutional	1,000.00	1,020.72	4.53	0.89
Heartland Mid Cap Value Fund - Investor(b)	1,000.00	1,018.90	6.36	1.25
Heartland Mid Cap Value Fund - Institutional(b)	1,000.00	1,020.21	5.04	0.99
Heartland Value Plus Fund - Investor	1,000.00	1,019.46	5.80	1.14
Heartland Value Plus Fund - Institutional	1,000.00	1,020.52	4.74	0.93
Heartland Value Fund - Investor	1,000.00	1,020.01	5.24	1.03
Heartland Value Fund - Institutional	1,000.00	1,020.57	4.69	0.92
Heartland International Value Fund - Investor	1,000.00	1,017.69	7.58	1.49

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184) divided by the number of days in the fiscal year (365).

(b)	Inception date is October 31, 2014.

OTHER INFORMATION

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities, and a copy of the voting record, is available without charge at www.heartlandfunds.com, or upon request, by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202. Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

The Funds file complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q which are available on the Commission’s website at www.sec.gov. The Funds’ N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Schedules of portfolio holdings are also available at www.heartlandfunds.com, or upon request, without charge by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202.

40

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

(UNAUDITED)

The Investment Company Act of 1940 requires that an Investment Advisory Agreement be approved by the vote of a majority of the Board of Directors who are not parties to the Investment Advisory Agreement or “interested persons” of the Funds (as that term is defined in the Investment Company Act of 1940) (the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. At its meeting held on August 14, 2014, the Board of Directors, including all of the Independent Directors, unanimously approved the Investment Advisory Agreement for the Heartland Mid Cap Value Fund.

The Directors’ approval was based on their consideration and evaluation of a variety of factors, which included, among other things: (1) the nature, extent, and quality of the services to be provided by Heartland Advisors, Inc. (the “Advisor”), including the investment process used by the Advisor; (2) the performance of the Advisor with respect to separately managed accounts invested in the Mid Cap Value Strategy; and (3) the proposed management fees and total operating expenses of the Fund, including comparative information with respect to a peer group of mutual funds. The Board did not consider the cost of services provided or economies of scale to be relevant factors because the Fund had not yet commenced operations. As part of this process, the Board of Directors reviewed and considered various materials, including, but not limited to the following:

MATERIALS RELATING TO THE NATURE, EXTENT, AND QUALITY OF SERVICES TO BE PROVIDED BY THE ADVISOR:

•	A summary of the Fund’s primary service providers;

•	A summary of the Advisor’s investment process for the Fund; and

•	Biographical information regarding the portfolio management team for the Fund.

The Board of Directors noted that it had also reviewed information relevant to the Advisor’s services at the May 15, 2014 meeting of the Board of the Directors, including the Advisor’s Form ADV Part 2A brochure and brochure supplements and information regarding soft dollar practices and usage, trading costs, and best execution.

INFORMATION WITH RESPECT TO PERFORMANCE AND EXPENSES:

•	Historical returns for separate accounts managed in the Advisor’s Mid Cap Value Strategy for the periods ended June 30, 2014;

•	A Section 15(c) Report and related materials prepared by Lipper, Inc. comparing the proposed advisory fee and estimated expenses of the Mid Cap Value Fund against a peer group of funds consisting of the proposed Fund and certain other no-load funds classified by Lipper as mid cap value funds; and

•	A memorandum from management summarizing the Lipper reports and providing detail about the information presented for the Mid Cap Value Fund.

MATERIALS RELATING TO PROFITABILITY OF THE ADVISOR:

•	A profitability analysis prepared by management based on estimated advisory fees for the Mid Cap Value Fund; and

•	Information provided by management regarding advisory fees paid by the Advisor’s other clients with investment strategies similar to the Mid Cap Value Fund and the level of services provided to such other clients.

INFORMATION RELATING TO THE ADVISOR’S FINANCIAL STRENGTH:

•	Consolidated financial statements of Heartland Holdings, Inc. (the Advisor’s parent company) and its subsidiaries as of June 30, 2014 (unaudited);

•	The Advisor’s historical assets under management chart for the past ten years; and

•	Changes in ownership (securities transactions) in Heartland Holdings’ stock during the second quarter of 2014.

The Board of Directors noted that it had also reviewed information relevant to the Advisor’s financial strength at the May 15, 2014 meeting of the Board of the Directors, including:

•	The Advisor’s financial statements and independent auditor’s report for the year ended December 31, 2013;

•	The Advisor’s financial projections and distribution guidelines;

•	Changes in ownership (securities transactions) in Heartland Holdings’ stock during the first quarter of 2014; and

•	The Advisor’s management succession and personnel contingency plan.

In addition to the foregoing documents and information, the Independent Directors were assisted by their independent legal counsel, who was present at all times at the August 14, 2014, meeting and who provided a memorandum that outlined the duties and responsibilities of the Board of Directors in connection with approval of the Investment Advisory Agreement.

After reviewing and discussing this information, and taking into account other information routinely provided at its quarterly meetings throughout the year regarding the quality of the services provided by the Advisor, the performance of the Advisor, expenses, regulatory compliance issues and related matters, the Board of Directors, including all of the Independent Directors, reached the following conclusions:

•	The nature and extent of the services to be provided by the Advisor are appropriate for the investment objective and program of the Mid Cap Value Fund and are appropriate to assure that the Fund’s operations will be conducted in compliance with applicable laws, rules and regulations;

•	The quality of the services to be provided by the Advisor is strong based upon: (a) the high quality and effectiveness of the compliance program, disaster recovery and business continuity plan, management succession plan and trading programs to be implemented by the Advisor on behalf of the Fund and (b) the Advisor’s overall investment performance for the Heartland Funds and the Mid Cap Value strategy;

•	The proposed management fee and operating expenses of the Fund are fair and reasonable based on the nature, scope and quality of the services to be provided to the Fund, and those fees are competitive, taking into account all relevant circumstances, with fees paid by peer groups and fees charged by the Advisor to other accounts it manages under a similar investment strategy and program; and

•	The Advisor has sufficient financial resources and revenues to enable it to finance the provision and delivery of the services it is obligated to provide under the Investment Advisory Agreement.

The Board considered other benefits to the Advisor from serving as advisor to the Fund (in addition to the advisory fee). The Board noted that the Advisor would derive ancillary benefits from its association with the Fund in the form of proprietary and third party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Board noted that the Advisor would not incur additional personnel expense in connection with offering the Fund due to the fact that the portfolio managers were already employees of the Advisor. The Board concluded that the other benefits to be realized by the Advisor from its relationship with the Fund were reasonable.

The Independent Directors reached these conclusions after carefully considering all of the information provided by management. All of the factors above were considered separately by the Board of Directors, including the Independent Directors meeting in an executive session. The factors were viewed in their totality by the Board of Directors, with no single factor being the principal or determinative factor in the Board’s determination to approve the Investment Advisory Agreement.

41

INFORMATION REGARDING EXECUTIVE OFFICERS AND DIRECTORS

(UNAUDITED)

INFORMATION REGARDING EXECUTIVE OFFICERS & DIRECTORS

Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad supervision over its affairs. The Board elects the Officers of the Corporation and hires the Funds’ service providers, including the Funds’ investment advisor, Heartland Advisors, Inc., and distributor of the Funds’ shares, ALPS Distributors, Inc. The Board meets regularly to review, among other items, the Funds’ investments, performance and expenses. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor and each Fund’s distribution plan and related distribution agreements, and annually approves the selection of the independent registered public accounting firm for each Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of the Corporation’s business. The policy of the Corporation is that the Chairman and 75% of the members of the Board must be “independent” of the Advisor, Distributor and the Funds’ transfer agent. The following table presents information about each Director and Officer of the Corporation. The mailing address of the Directors and Officers is 789 North Water Street, Suite 500, Milwaukee, WI 53202.

		Term of office		Number of
	Position(s)	and length	Principal	Heartland Funds	Other
	held with the	of time	occupations during	overseen by	Directorships
INDEPENDENT DIRECTORS:	Corporation	served(1)	past five years:	Director	held by Director(2)
Robert A. Rudell Date of Birth: 9/48	Chairman of the Board and Director	Director since 2/05; Chairman of the Board since 1/06	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002; President, Scudder Retirement Services, 1996 to 1998; employed by IDS/American Express as President in Institutional Retirement Services and other capacities, 1973 to 1996.	5	Director, Optimum Funds, May 2003 to present (6 mutual funds); Director, Medtox Scientific, Inc., April 2002 to July 2012; Director, Vantagepoint Funds, March 2007 to 2011 (31 mutual funds).

Dale J. Kent Date of Birth: 11/52	Director	Since 8/03	Executive Vice President and Chief Financial Officer, West Bend Mutual Insurance Company, since July 2002; Partner, Arthur Andersen, LLP, 1986 to 2002; employed by Arthur Andersen, LLP, in other capacities, 1974 to 1985.	5	None

Michael D. Dunham Date of Birth: 7/45	Director	Since 1/04	President, DGA Real Estate, LLC, since January 2006; President and Owner, Dunham Global Associates, LTD., since 2001; Chairman/Owner, Work Wise, LLC, since 2001; Senior Vice President, IFS AB, January 2000 to May 2006; Co-Founder and CEO of Effective Management Systems, Inc., 1978 to 1999.	5	Director, BioForce Nanosciences Holdings, Inc., September 2007 to December 2009.

Ward D. Armstrong Date of Birth: 1/54	Director	Since 2/08	Managing Partner, NorthRock Partners, LLC, October 2013 to present; Managing Director, NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial, February 2010 to October 2013; Senior Vice President, Ameriprise Financial, Inc., November 1984 to May 2007; President, American Express Asset Management, 2002 to 2004; Chairman, Ameriprise Trust Company, November 1996 to May 2007.	5	None

Kenneth A. Kavajecz Date of Birth: 3/66	Director	Since 2/08	Dean of the Martin J. Whitman School of Management at Syracuse University, since July 2013; Chair of Finance Department, University of Wisconsin-Madison, July 2012 to June 2013; Professor of Finance – Wisconsin Alumni Chair in Investments, University of Wisconsin-Madison, September 2011 to June 2013; Associate Professor of Finance, University of Wisconsin-Madison, April 2004 to September 2011; Associate Dean of Undergraduate Program, University of Wisconsin-Madison, August 2008 to August 2011; Associate Dean of Masters Programs, University of Wisconsin- Madison, July 2006 to August 2011; Assistant Professor of Finance, June 2003 to April 2004; Assistant Professor, The Wharton School, February 1997 to June 2003; Assistant Economist, Board of Governors of the Federal Reserve System, Division of Monetary Affairs, 1988 to 1992.	5	None

42

Number of
	Position(s)	Term of office	Principal	Heartland Funds	Other
	held with the	and length	occupations during	overseen by	Directorships
INTERESTED DIRECTORS AND OFFICERS:	Corporation	of time served(1)	past five years:	Director	held by Director(2)
William (“Bill”) J. Nasgovitz(3)(4) Date of Birth: 10/44	President and Director	Since 12/84	Chairman, Chief Investment Officer and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Director, Heartland Advisors, Inc., since April 2008; President and Chief Executive Officer, Heartland Advisors, Inc., 1982 to 2012.	5	None

William (“Will”) R. Nasgovitz(4) Date of Birth: 4/78	Chief Executive Officer	Since 5/12	Chief Executive Officer and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Senior Vice President and Portfolio Manager, Heartland Advisors, Inc., 2012; Director, Heartland Advisors, Inc., since November 2010; Vice President and Portfolio Manager, Heartland Advisors, Inc., 2006 to 2011; Research Analyst, Heartland Advisors, Inc., 2004 to 2006; Research Associate, Heartland Advisors, Inc., November 2003 to 2004; Senior Research Associate, Cambridge Associates, LLC 2000 to 2002.	N/A	N/A

Nicole J. Best Date of Birth: 9/73	Vice President, Treasurer and Principal Accounting Officer	Since 6/11	Senior Vice President and Chief Financial Officer, Heartland Advisors, Inc., since May 2010; Vice President and Secretary, Heartland Group, Inc., May 2010 to June 2011; Senior Vice President, Investor Services and Markets, Brown Brothers Harriman & Co., September 2008 to May 2010; Senior Vice President and Chief Compliance Officer, Heartland Advisors, Inc. and Heartland Group, Inc., November 2005 to August 2008; Senior Vice President and Treasurer, Heartland Advisors, Inc., February 2001 to August 2006; Treasurer and Principal Accounting Officer, Heartland Group, Inc., June 2000 to November 2005. Employed by Heartland Advisors, Inc. in other capacities from 1998 to 2008. Employed by Arthur Andersen, LLP, in other capacities, 1995 to 1998.	N/A	N/A

Vinita K. Paul Date of Birth: 8/79	Vice President and Chief Compliance Officer Anti-Money Laundering Officer	Since 8/08 Since 2/14	General Counsel, Heartland Advisors, Inc., since August 2009; Vice President and Chief Compliance Officer, Heartland Advisors, Inc., since August 2008; Associate, Quarles & Brady LLP, November 2007 to July 2008; Vice President and Interim General Counsel, The Ziegler Companies, Inc., July 2007 to October 2007; Assistant Secretary North Track Funds, Inc., December 2006 to October 2007; Assistant Secretary, Ziegler Exchange Traded Trust, December 2006 to October 2007; Vice President and Assistant General Counsel, The Ziegler Companies, Inc., September 2006 to July 2007; Associate, Quarles & Brady LLP, September 2004 to August 2006.	N/A	N/A

Katherine M. Jaworski Date of Birth: 11/70	Vice President and Secretary	Since 6/11	Vice President, Performance Analytics and Reporting, Heartland Advisors, Inc., since January 2014; Vice President and Investment Operations Manager of Heartland Advisors, Inc., January 2004 to December 2013; Principal Accounting Officer and Treasurer, Heartland Group, Inc.; May 2010 to June 2011; Assistant Secretary, Heartland Group, Inc., November 2008 to May 2010. Employed by Heartland Advisors, Inc. in other capacities since April 1999.	N/A	N/A

Paul T. Beste Date of Birth: 1/56	Vice President Assistant Secretary	Since 9/97 Since 5/10	Director, Heartland Advisors, Inc., since April 2008; Chief Operating Officer, Heartland Advisors, Inc., since December 1999; Anti-Money Laundering Officer, Heartland Group, Inc., November 2002 to February 2014; Secretary, Heartland Group, Inc., November 2005 to May 2010; Principal Accounting Officer, Heartland Group, Inc., December 2009 to May 2010; Interim Treasurer and Principal Accounting Officer, Heartland Group, Inc., September 2008 to December 2008; Secretary and Treasurer, Heartland Value Manager, LLC, August 2000 to April 2011; employed by Heartland Advisors, Inc., in other capacities since 1997.	N/A	N/A

(1)	Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.
(2)	Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.
(3)	William (“Bill”) J. Nasgovitz is considered to be an “interested person” (as defined in the Investment Company Act of 1940) of the Corporation because of his position with the Advisor.
(4)	William (“Will”) R. Nasgovitz is the son of William (“Bill”) J. Nasgovitz.

The standing committees of the Corporation’s Board of Directors include an Audit Committee and a Nominating Committee. Both Committees consist of all the Independent Directors, namely Robert A. Rudell, Dale J. Kent, Michael D. Dunham, Ward D. Armstrong and Kenneth A. Kavajecz. Mr. Kent serves as chairman of the Audit Committee, and Mr. Dunham serves as chairman of the Nominating Committee. The Board has determined that Mr. Kent is an Audit Committee financial expert.

The Audit Committee is responsible for selecting the independent registered public accounting firm for the Funds and oversees the preparation of each Fund’s financial statements. In this capacity, the Audit Committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds’ financial statements. The Audit Committee also discusses with the independent registered public accounting firm the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of each Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The Audit Committee has adopted a written charter. The Audit Committee had four meetings during the twelve months ended December 31, 2014.

The Nominating Committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The Nominating Committee generally accepts recommendations for nominations by shareholders of the Funds. The Nominating Committee has adopted a written charter. The Nominating Committee had no meetings during the twelve months ended December 31, 2014.

The Funds’ Statement of Additional Information includes additional information about the Directors of the Corporation and is available, without charge, at www.heartlandfunds.com or upon request, by calling 1-800-432-7856.

43

DEFINITIONS AND DISCLOSURES

(UNAUDITED)

Certain security valuations and forward estimates are based on Heartland Advisors’ calculations. Statements regarding securities are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Such statements represent the portfolio manager’s view when made and are subject to change at any time based on market and other considerations. Any forecasts may not prove to be true. Economic predictions are based on estimates and are subject to change. There is no guarantee that any particular investment strategy will be successful.

10 Principles of Value Investing™ consist of the following criteria for selecting securities: (1) catalyst for recognition; (2) low price in relation to earnings; (3) low price in relation to cash flow; (4) low price in relation to book value; (5) financial soundness; (6) positive earnings dynamics; (7) sound business strategy; (8) capable management and insider ownership; (9) value of company; and (10) positive technical analysis.

Allocation Effect of the Attribution Analysis: is the portion of the portfolio excess return attributed to taking different group positions from the benchmark.

Basis Point (bps) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) measures a company’s financial performance. It is used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

Enterprise Value (EV) is the entire economic value of a company.

Price/Book Ratio of a company is calculated by dividing the market price of its stock by the company’s per-share book value.

Price/Cash Flow represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations. It shows the ability of a business to generate cash and acts as a gauge of liquidity and solvency.

Price/Earnings Ratio of a stock is calculated by dividing the current price of the stock by its trailing or its forward 12 months’ earnings per share.

Real Estate Investment Trust (REIT) is a security that sells like a stock on the major exchanges and invests in real estate directly, either through properties or mortgages.

Total Debt/Total Capital Ratio of a stock is calculated by dividing the short- and long-term debt obligations of the company by its total capital, which is represented by the company’s debt and shareholders’ equity, which includes common stock, preferred stock, minority interest, and net debt.

Morgan Stanley Capital International (MSCI) All Country World Index ex USA Small Cap Value is a market capitalization weighted index that is designed to measure the equity market performance of the small cap value segments of developed and emerging markets, excluding the U.S.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Russell 2000® Index includes the 2000 firms from the Russell 3000® Index with the smallest market capitalizations.

Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth characteristics.

Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth characteristics.

Russell Global® ex-U.S. Small Cap Value Index measures the small-cap value segment of the global equity universe as defined by Russell’s leading style methodology, excluding companies assigned to the U.S.

Russell Midcap® Value Index measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth characteristics.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of the Frank Russell Investment Group.

S&P 500 Index is an index of 500 U.S. stocks chosen for market size, liquidity and industry group representation and is a widely used U.S. equity benchmark.

S&P Composite 1500 combines three leading indices, the S&P 500, the S&P MidCap 400, and the S&P SmallCap 600 to cover approximately 90% of the U.S. market capitalization.

All indices are unmanaged. It is not possible to invest directly in an index.

Data sourced from Factset: Copyright 2015 Factset Research Systems, Inc., Factset Fundamentals. All rights reserved.

This report contains forward-looking statements, such as economic predictions and portfolio manager opinions. These statements are subject to risks and uncertainties and actual developments in the future and their impact on the Funds could be materially different than those that are projected or implied.

44

Heartland Advisors’ commitment to you:

Striving to achieve superior investment results and outstanding client service

Fundamental Research

We remain focused on discovering opportunities through extensive fundamental analysis

Seasoned Investment Team

We leverage our investment team’s decades of experience to uncover out-of-favor, financially sound and undervalued companies

Consistent and Disciplined Approach

We consistently adhere to our clearly defined, time-tested investment process driven by Heartland’s

10 Principles of Value InvestingTM

An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the Funds’ prospectus. To obtain a prospectus, please call 1-800-432-7856 or visit www.heartlandfunds.com. Please read the prospectus carefully before investing.

HLF004583/0815

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b)	During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

A copy of the Code of Ethics for principal executive and principal financial officers will be sent to you free of charge, upon request, by calling or writing: Heartland Funds, 789 North Water Street, Milwaukee, WI 53202, (888) 505-5180.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Dale J. Kent, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The principal accounting fees disclosed below in items 4(a) through 4(d) and 4(g) (“Fees”) for the current fiscal year represent those Fees contractually agreed to between the registrant and principal accountant. However, such Fees could be increased due to overages not anticipated at the time of the engagement by the principal account and/or the registrant. Any changes to the prior fiscal year’s Fees, if any, are a result of such overages not applied to the registrant until after the filing deadline imposed by Form N-CSR.

Audit Fees

(a)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements on behalf of the Funds $82,672 were for the fiscal year ended December 31, 2014 and $119,240 for the fiscal year ended December 31, 2013.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item on behalf of the Funds were $3,880 for the fiscal year ended December 31, 2014 and $1,355 for the fiscal year ended December 31, 2013.

Tax Fees

(c)	The aggregate fees billed to the registrant for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning on behalf of the Funds were $21,080 for the fiscal year ended December 31, 2014 and $33,630 for the fiscal year ended December 31, 2013.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item on behalf of the Funds were $0 for the fiscal year ended December 31, 2014 and $0 for the fiscal year ended December 31, 2013.

4(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

4(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable
(c)	100%
(d)	Not applicable

4(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

4(g) The aggregate non-audit fees billed by the Funds’ accountant for services rendered to the registrant, and rendered to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years on behalf of the Funds were $14,500 for the fiscal year ended December 31, 2014 and $0 for the fiscal year ended December 31, 2013.

4(h) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

Not applicable.

Item 10. Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEARTLAND GROUP, INC.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
Chief Executive Officer

Date:	February 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
Chief Executive Officer

Date:	February 25, 2015

By:	/s/ Nicole J. Best
Nicole J. Best
Treasurer & Principal Accounting Officer

Date:	February 25, 2015